As filed with the Securities and Exchange Commission on August 24, 2010
Registration Nos. 033-32819; 811-06023

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933		[X]

Pre-Effective Amendment No.	__

Post-Effective Amendment No.	29

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940		[X]

Amendment No.	30

(Check appropriate box or boxes)

MANAGED MUNICIPAL FUND, INC.
(Exact Name of Registrant as Specified in Charter)

40 West 57th Street, 18th Floor
New York, New York 10019
(Address of Principal Executive Offices)
Registrant’s Telephone Number, including Area Code:  (212) 446-5600

R. Alan Medaugh.
40 West 57th Street, 18th Floor
New York, NY  10019

Copies to:

Edward J. Veilleux
EJV Financial Services LLC
5 Brook Farm Court
Hunt Valley, MD  21030
(Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box):

/X /	immediately upon filing pursuant to paragraph (b)
/ /	on (date) pursuant to paragraph (b)
/ /	60 days after filing pursuant to paragraph (a) (1)
/ /	on (date) pursuant to paragraph (a) (1)
/ /	75 days after filing pursuant to paragraph (a) (2)
/ /	on (date) pursuant to paragraph (a) (2) of Rule 485(b)

If appropriate, check the following box:

/ /	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

ISI MANAGED
MUNICIPAL FUND
CLASS A SHARES (MUNIX)
CLASS I SHARES ( MMFIX )

A mutual fund with the investment objectives of
a high level of total return with relative stability
of principal and, secondarily, high current
income exempt from federal income tax through
investment in a portfolio consisting primarily
of tax-free municipal obligations.

The Securities and Exchange Commission
has neither approved nor disapproved these
securities nor has it passed upon the adequacy
of this Prospectus. Any representation to the
contrary is a criminal offense.

August 24 , 2010

Managed
Municipal Fund, Inc.

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RISK/RETURN SUMMARY

Investment Objectives

     The investment objectives of the Fund are to provide a high level of total return with relative stability of principal and, secondarily, high current income exempt from federal income tax.

Fees and Expenses

     This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on the purchase of Class A shares if you and your family invest, or agree to invest in the future, at least $100,000 in the ISI Funds. More information about these and other discounts is available from your financial professional and in the “Sales Charges” section on page  11 of this Prospectus and the “Distribution of Fund Shares” section on page  25 of the Fund’s Statement of Additional Information (“SAI”).

	Class A	Class I
	Shares	Shares
Shareholder Fees
(fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)	3.00%	None
Maximum Deferred Sales Charge ( Load ) (as a percentage of the lower of the net asset value
at purchase or sale)	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None
Redemption Fee	None	None
Exchange Fee	None	None
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment):
Management Fees	0.40%	0.40%
Distribution and Service (12b-1 Fees)	0.25%	None
Other Expenses	0.32%	0.32%
Total Annual Fund Operating Expenses	0.97%	0.72%

Example

     This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$396	$600	$820	$1,454
Class I Shares	$74	$230	$401	$898
Portfolio Turnover

     The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 10% of the average value of its portfolio.

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Principal Investment Strategies

     Under normal circumstances, the Fund will invest at least 80% of its net assets (including the amount of any borrowings for investment purposes) in tax-exempt securities of state and local governments in the United States and their political subdivisions, agencies and instrumentalities. These securities will usually be rated within the three highest rating categories by Moody’s Investors Service, Inc. or Standard & Poor’s Ratings Group, but may be unrated if they are determined to be of equivalent quality by International Strategy & Investment Inc. (the “Advisor”).

     The Fund’s investments in municipal securities may include general obligation bonds, revenue bonds, industrial revenue bonds and pre-refunded bonds. General obligation bonds are backed by the issuer’s full faith and credit and taxing power, revenue bonds are backed by the revenues of a specific project, facility or tax and industrial revenue bonds are backed by the credit of a private user of a facility. Pre-refunded bonds have been refinanced by their issuers and their payment is funded from securities in a designated escrow account that holds U.S. Treasury securities.

     The Advisor buys and sells securities with a view toward, first, a high level of total return with relative stability of principal and, second, high current income. Therefore, in selecting investments, the Advisor will consider both yield and a security’s potential for capital appreciation resulting from changes in interest rates. The Fund’s average maturity will depend upon the Advisor’s assessment of both the relative yields available on securities with different maturities and future changes in interest rates. The Advisor may take full advantage of the entire range of maturities offered by municipal securities. If the market environment is defensive and rising interest rates and weak corporate earnings are expected, the Fund may invest primarily in securities with shorter-term maturities (under 5 years). Conversely, in an aggressive market environment of low inflation, declining interest rates and rising corporate profits, the Fund may invest primarily in securities with longer-term maturities (20-30 years).

     The Fund may invest in taxable obligations that are consistent with its objective of a high level of total return with relative stability of principal. To the extent the Fund invests in taxable obligations, a larger portion of its distributions will be taxable than would be the case if the Fund placed a greater emphasis on earning tax-free income. The Fund does not currently intend to acquire municipal securities that are subject to the alternative minimum tax but may so invest up to 20% of its net assets.

Principal Risks

     The Fund may be suited for you if you are seeking a high level of total return including some income exempt from federal income taxes, but you also desire the value of your investment to remain relatively stable.

     As with any mutual fund investment, there is a risk that you could lose money by investing in the Fund. The Fund’s share price will vary from day-to-day based upon changes in the price of the securities held by the Fund. The price of municipal securities will change in response to changes in general economic conditions, conditions within the municipal securities market, the financial condition of the issuer, political changes, interest rate changes and other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

  Some of the specific principal risks of investing in the Fund are listed below.

Municipal Securities Risks

•
Interest Rate Risk. The value of the Fund’s shares can be expected to increase during periods of falling interest rates and decrease during periods of rising interest rates. The magnitude of these fluctuations will generally be greater if the Fund holds securities with longer maturities or lower quality ratings.

•
Maturity Risk. Longer-term securities generally have greater price fluctuations and are more sensitive to interest rate changes than shorter-term securities. Therefore, the Fund may experience greater price fluctuations when it holds securities with longer maturities.

•
Credit Risk. Credit risk is the risk that the issuer of a municipal security will not be able to make payments of interest and principal when due. A deterioration in the financial condition of an issuer or a deterioration in general economic conditions could cause an issuer to fail to make timely payments of principal or interest. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may affect the value of the Fund’s investments in that issuer.

•
Liquidity Risk. The secondary market for certain municipal securities tends to be less well developed or liquid than many other securities markets, which may adversely affect the Fund’s ability to sell these securities at or near their perceived value. Where there is little or no active trading market for specific types of securities, the value of such securities and the Fund’s share price could decline.

•
Call Risk. Call risk is the risk that during a period of falling interest rates, the issuer may redeem a security by repaying it early, which may reduce the Fund’s income if the proceeds are reinvested in securities with lower interest rates.

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•
Tax Risk. Adverse tax developments could change the way the Fund’s income distributions may be treated for income tax purposes. While income distributions from the Fund will generally be exempt from federal taxes, to the extent the Fund invests in securities that do not pay interest that is exempt from federal income tax, distributions on these investments will be taxable to shareholders.

•
Focused Investing Risk. The Fund may focus its investments within a single state, region or sector of the municipal market. Because many municipal obligations are issued to finance similar projects, the Fund’s investments may be focused within a particular sector of the municipal market, such as education, health care, transportation or utilities. Adverse conditions affecting a state, region or sector of the municipal market may cause the Fund’s performance to be more sensitive to developments affecting that state, region or sector than a fund that does not focus its investments.

Management Risks

     There can be no assurance that the Advisor’s analyses of economic conditions and its expectations regarding interest rate changes will be accurate or that the portfolio strategies based on such analyses will be effective. There is no guarantee that the Fund will achieve its investment objectives.

Performance Summary

     The bar chart and performance table shown below provide some indication of the risks and variability of investing in the Fund. The bar chart shows changes in the performance of the Fund’s Class A shares from year to year for each of the past 10 calendar years. The impact of taxes and sales charges is not reflected in the bar chart; if reflected, returns would be less than those shown. The performance of Class I shares will differ from the performance of Class A shares to the extent that the classes do not have the same expenses or inception dates. The performance table shows how the Fund’s average annual total returns for 1, 5 and 10 years compare with those of a broad measure of market performance. How the Fund has performed in the past (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information, current through the most recent month end, is available by calling 1-800-882-8585.

Class A Annual Total Returns

     During the periods shown in the bar chart, the highest return for a quarter was 5.25% (quarter ended December 31, 2000) and the lowest return for a quarter was -3.46% (quarter ended September 30, 2008).

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Average Annual Total Returns for Periods Ended December 31, 2009

     The table below shows how the Fund’s average annual total returns compare with those of the Barclays Capital Prerefunded Municipal Bond Index and the Barclays Capital General Obligation Index. The table also presents the impact of taxes on the Fund’s Class A returns. Performance for Class I shares is not shown because Class I shares have not yet commenced operations. After- tax returns are shown for Class A shares only and after tax returns for Class I shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend upon an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRA”).

	1 Year	5 Years	10 Years
Class A Shares
Return Before Taxes	3.72%	2.91%	4.56%
Return After Taxes on Distributions	3.66%	2.82%	4.41%
Return After Taxes on Distributions and Sale of Fund Shares	3.52%	2.94%	4.38%
Barclays Capital Prerefunded Municipal Bond Index
(reflects no deduction for fees, expenses or taxes)	4.75%	4.26%	4.87%
Barclays Capital General Obligation Index *	9.79%	4.52%	5.71%

*
The Barclays Capital General Obligation Index is included as an additional comparative index because it is reflective of general municipal market performance. The average annual total returns for this index reflect no deduction for fees, expenses or taxes.

Portfolio Management

  International Strategy & Investment Inc. is the investment advisor of the Fund.

     R. Alan Medaugh, Co-Founder and President of the Advisor, is primarily responsible for the day-to-day management of the Fund’s portfolio and has acted in this capacity since the Fund’s inception in 1990.

Purchase and Sale of Fund Shares

Eligibility

  There are no specific eligibility requirements for Class A shares.

     Class I shares are offered primarily to institutions, such as pension and profit-sharing plans, employee benefit trusts, endowments, foundations, and corporations. Class I shares also may be offered through certain broker-dealers and financial institutions that have entered into appropriate arrangements with the Fund. These arrangements are generally limited to discretionary managed, asset allocation, eligible retirement plans or wrap products offered by broker-dealers and financial institutions. Shareholders participating in these programs may be charged fees by their broker-dealer or financial institution.

      Present or former officers, directors and employees (and their eligible family members) of the Fund, the Advisor, its affiliates and retirement plans established for the benefit of such individuals, are also permitted to purchase Class I shares of the Fund.

Minimum Initial Investment

     Class A shares require a minimum initial investment of $5,000, except the minimum for an IRA, qualified retirement plan or within a wrap-fee account managed by your securities dealer or fund servicing agent is $1,000.

     Class I shares require a minimum initial investment of $100,000, except the minimum initial investment may be waived in the discretion of the Fund. At the Advisor’s or the Fund’s discretion, certain related accounts may be aggregated for purposes of meeting the Class I shares minimum initial investment requirement. The minimum initial investment for Class I shares may also be waived or reduced for certain financial intermediaries that have entered into appropriate arrangements with the Fund or otherwise by the Fund in its discretion.

Minimum Subsequent Investment

     The minimum subsequent investment for both classes of shares of the Fund is $250, except the minimum for participants in the Automatic Investment Plan is $100. The Automatic Investment Plan is currently closed to new participants.

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General Information

     You may purchase or redeem (sell) shares of the Fund through your securities dealer or through any fund servicing agent on each day that the Fund is open for business. Transactions must be made through your securities dealer or fund servicing agent, unless the shares are registered in your name. If your Fund shares are registered in your name, transactions may be initiated by written request or by telephone. For more information about purchasing and redeeming shares, please see “How to Buy Shares” and “How to Redeem Shares” in this Prospectus or call the Fund at 1-800-882-8585.

Tax Information

     The Fund’s distributions are generally exempt from federal income tax. However, the Fund may distribute taxable dividends, including distributions of short-term taxable gains, which are subject to federal income tax as ordinary income. The Fund’s distributions of net long-term capital gains are taxable as long-term capital gains for federal income tax purposes.

Payments to Broker-Dealers and Other Financial Intermediaries

     When you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

ADDITIONAL INVESTMENT INFORMATION

     Investment Objectives. The investment objectives of the Fund are to provide a high level of total return with relative stability of principal and, secondarily, high current income exempt from federal income tax. The Fund seeks to achieve its investment objectives by investing at least 80% of its net assets in tax-exempt securities of state and local governments in the United States and their political subdivisions, agencies and instrumentalities. The Fund will not change this policy unless it notifies shareholders at least 60 days in advance.

     Temporary Defensive Strategies. To reduce the Fund’s risk under adverse market conditions, the Advisor may, for temporary defensive purposes, invest up to 100% of the Fund’s assets in short-term U.S. Government and agency securities, bank and corporate securities, and repurchase agreements fully collateralized by these securities. These temporary defensive investments may include taxable investments that would not ordinarily be consistent with the Fund’s objectives. While engaged in a temporary defensive strategy, the Fund may not achieve its investment objectives. The Advisor would follow such a strategy only if it believes that the risk of loss in pursuing the Fund’s primary investment strategies outweighs the opportunity for gains.

THE FUND’S NET ASSET VALUE

     The price you pay when you buy shares or receive when you redeem shares of each class of the Fund is based on the net asset value per share of that Class . When you buy Class A shares, the price you pay may be increased by a sales charge. See the section entitled “Sales Charges” for details on how and when this charge may or may not be imposed.

     The net asset value of each Class of shares of the Fund is determined as of the close of regular trading on the New York Stock Exchange (the “Exchange”) on each day the Exchange is open for business. While regular trading ordinarily closes at 4:00 p.m. (Eastern Time), it could be earlier, particularly on the day before a holiday. Contact the Fund’s transfer agent (the “Transfer Agent”) to determine whether the Fund will close early before a particular holiday. The net asset value of each Class is calculated by subtracting its liabilities from its assets and dividing the result by the number of outstanding shares of the Class .

     In valuing its assets, the Fund prices its investments at their market value. The Fund may value securities at fair value pursuant to procedures adopted by the Fund’s Board of Directors if market quotations are not readily available or are unreliable due to, among other things, the occurrence of events after the close of the markets on which the Fund’s securities primarily trade but before the time as of which the Fund calculates its net asset value.

     You may buy or redeem shares on any day the Exchange is open for business (a “Business Day”). If your order is received by the Fund or its agents in proper form before the close of the Exchange, the price you pay or receive will be based on that day’s net asset value. If your order is received after the close of the Exchange, the price you pay or receive will be based on the net asset value determined on the next Business Day.

  The following sections describe how to buy and redeem shares.

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HOW TO BUY SHARES

     You may buy shares through any securities dealer authorized to sell the Fund’s shares (“Securities Dealer”) and any financial institution that acts as a shareholder servicing agent on behalf of the Fund (“Fund Servicing Agent”). Send your check (along with a completed Application Form) to the Fund’s Transfer Agent in order to open an account.You may obtain an Application Form by calling the Transfer Agent at 1-800-882-8585, by visiting the Fund’s website at www.isifunds.com, or in writing. Written requests should be sent to:

By Mail:

ISI Managed Municipal Fund, Inc.
c/o State Street Transfer Agency
P.O. Box 5493
Boston, MA 02206

By Overnight:

ISI Managed Municipal Fund, Inc.
c/o State Street Transfer Agency
200 Clarendon Street
Boston, MA 02116

     It is the responsibility of your Securities Dealer or Fund Servicing Agent to transmit properly completed orders that will be received by the Transfer Agent in a timely manner.

     The Fund reserves the right to refuse any purchase (including exchange) request, particularly those requests that could adversely affect the Fund or its operations. This includes, but is not limited to, requests from any individual or group that the Fund, in its sole discretion, believes to be involved in frequent trading.

Investment Minimums

     With respect to purchases of Class A shares, your initial investment must be at least $5,000 unless you are investing in an IRA, qualified retirement plan or within a wrap-fee account managed by your Securities Dealer or Fund Servicing Agent.Your initial investment may be as low as $1,000 if you are investing in an IRA, qualified retirement plan or within a wrap-fee account managed by your Securities Dealer or Fund Servicing Agent. The Fund reserves the right to change or reduce these minimums at its discretion. With respect to purchases of Class I shares, your initial investment must be at least $100,000 unless such minimum initial investment is waived or reduced for certain financial intermediaries that have entered into appropriate arrangements with the Fund or otherwise by the Fund in its discretion. At the Advisor’s or the Fund’s discretion, certain related accounts may be aggregated for purposes of meeting the Class I shares minimum initial investment requirement. The subsequent investment for both classes must be at least $250 unless you are a current participant in the Automatic Investment Plan.

Automatic Investment Plan

     The Automatic Investment Plan is closed to new participants. If you are a current participant in the Automatic Investment Plan, your subsequent investments may be as low as $100.

Dividend Reinvestment Plan

     Unless you elect otherwise, all income and capital gains distributions will be reinvested in additional shares of the Fund at the current net asset value.You may elect to receive your distributions in cash or to have your distributions invested in shares of other funds managed by the Advisor (each an “ISI Fund”). To make either of these elections or to terminate automatic reinvestment, complete the appropriate section of the Application Form or notify the Transfer Agent, your Securities Dealer or your Fund Servicing Agent at least five days before the date on which the next dividend or distribution will be paid.

Customer Identification and Verification

     To help the government fight the funding of terrorism and money laundering activities, federal law requires financial institutions to obtain, verify, and record information that identifies each person who opens an account.

     When you open an account with the Fund, you will be asked to provide your name, address, date of birth, and other information or documents that will allow the Fund to identify you. If you do not supply the required information, the Fund will attempt to contact you or your Securities Dealer or Fund Servicing Agent. If the Fund cannot obtain the required information within a time frame established in its sole discretion, your application will be rejected.

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     Once it is in proper form and includes all required information, your application will normally be accepted and your order will be processed at the net asset value next calculated. The Fund will then attempt to verify your identity using the information you supply and other information about you that is available from third parties, including information available in public and private databases such as consumer reports from credit reporting agencies. In certain instances, the Fund is required to collect documents to fulfill its legal obligations. Such documents will be used solely to verify your identity and the Fund has no obligation to observe, monitor or enforce the terms of any such document.

     The Fund will attempt to verify your identity within a time frame established in its sole discretion. If the Fund cannot do so, it reserves the right to close your account, redeem your shares at the net asset value next calculated after the Fund decides to close your account, and send you a check for the proceeds. If you paid for your purchase with a check, the Fund will not send you a check for the proceeds of the redemption until it has verified that your check has cleared. You may experience either a gain or loss on such redemption of your shares and you will be subject to any related taxes.

     The Fund may reject your application under its Anti-Money Laundering Program. Under this program, it is possible that your money may not be returned to you if your account is closed at the request of governmental or law enforcement authorities.

Limitations on Frequent Purchases and Redemptions

     The Fund’s Board of Directors has adopted policies and procedures with respect to frequent purchases and redemptions of the Fund’s shares. It is the Fund’s policy to discourage short-term trading. Frequent trading in the Fund may interfere with the management of the Fund’s portfolio and result in increased costs. As money is moved in and out, the Fund may incur expenses buying and selling portfolio securities and these expenses are borne by Fund shareholders.

     Specifically, focus is placed on reviewing substantial redemptions, which may be harmful to the Fund or its shareholders if they are frequent. These transactions are analyzed for offsetting purchase activity occurring within a certain period. If short-term trading trends are detected, an appropriate course of action is taken. The Fund reserves the right to restrict, reject, or cancel, without any prior notice, any purchase or exchange order, including transactions representing frequent trading, transactions that may be disruptive to the management of the Fund’s portfolio, and purchase orders not accompanied by payment. These restrictions apply uniformly among all shareholders.

     Because the Fund receives purchase and sale orders through financial intermediaries that use omnibus or retirement accounts, the Fund cannot always detect frequent purchases and redemptions. As a consequence, the Fund’s ability to monitor and discourage abusive trading practices in such accounts may be limited.

HOW TO REDEEM SHARES

     You may redeem all or part of your investment through your Securities Dealer or Fund Servicing Agent. Contact them for information on how to place your redemption order and how you will be paid. If your account is registered in your name (rather than in your Securities Dealer’s or Fund Servicing Agent’s name), you may also redeem shares by contacting the Transfer Agent. Redemptions through the Transfer Agent may be made by mail or, if you are redeeming $50,000 or less, by telephone. See the section entitled “Telephone Transactions” for more information on this method of redemption. Under normal circumstances, the Transfer Agent will mail your redemption check within seven days after it receives your order in proper form. If the Fund has not yet collected payment for the shares you are selling, it may delay sending redemption proceeds until it receives payment, which may take up to 15 calendar days.

     Your Securities Dealer, your Fund Servicing Agent or the Transfer Agent may require specific documents, such as those listed below, before they redeem your shares.

1)
A letter of instruction specifying your account number and the number of shares or dollar amount you wish to redeem. The letter must be signed by all owners of the shares exactly as their names appear on the account.

2)
In certain circumstances, a guarantee of your signature. These circumstances include: a change in ownership of your account; a change in your address within the past 30 days; a request to mail a check to an owner, bank account or address other than that stated on your Application Form; or a redemption request of more than $50,000. Your signature guarantee must be obtained from a bank or Securities Dealer that participates in the STAMP Medallion Program.Your signature can not be guaranteed by a notary.

3)	Any stock certificates representing the shares you are redeeming. The certificates must be either properly endorsed or accompanied by a duly executed stock power.
4)	Any additional documents that may be required if your account is in the name of a corporation, partnership, trust or fiduciary.

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Other Redemption Information

     Any dividends payable on shares you redeem will be paid on the next dividend payable date. If you are entitled to a dividend and you have redeemed all of your shares prior to the payable date, the dividend will be paid to you in cash, whether or not that is the payment option you have selected. Redemption proceeds may not be available until your check has cleared or up to 15 days, whichever is earlier.

     Small Accounts. If you redeem sufficient shares to reduce your investment to $3,500 or less, the Fund may redeem your remaining shares and close your account after giving you 60 days’ notice. This does not currently apply to shares held in an IRA or qualified retirement plan or shares held within a wrap-fee account managed by a Securities Dealer or Fund Servicing Agent.

     Redemptions in Kind. The Fund reserves the right to pay redemption proceeds in portfolio securities rather than cash. These redemptions “in kind” usually occur when the amount to be redeemed is large enough to affect the Fund’s operations (for example, if it represents more than 1% of the Fund’s assets).

     Systematic Withdrawal Plan. If you own shares having a value of at least $10,000, you may arrange to have some of your shares redeemed monthly or quarterly under the Fund’s Systematic Withdrawal Plan. Each redemption under this plan involves all of the tax implications normally associated with Fund redemptions. Contact your Securities Dealer, your Fund Servicing Agent or the Transfer Agent for information on this plan.

TELEPHONE TRANSACTIONS

     If your shares are registered in your name, you may redeem them (in an amount up to $50,000) or exchange them for shares of another ISI Fund by calling the Transfer Agent on any Business Day between the hours of 8:30 a.m. and 5:30 p.m. (Eastern Time). You are automatically entitled to telephone transaction privileges unless you specifically request that no telephone redemptions or exchanges be accepted for your account. You may make this election when you complete the Application Form or at any time thereafter by completing and returning documentation supplied by the Transfer Agent.

     The Fund and the Transfer Agent will employ reasonable procedures to confirm that telephone instructions are genuine. These procedures include requiring you to provide certain personal identification information when you open your account and before you effect each telephone transaction. You may be required to provide additional written instructions. If these procedures are employed, neither the Fund nor the Transfer Agent will bear any liability for following telephone instructions that they reasonably believe to be genuine. Your telephone transaction request will be recorded.

     During periods of significant economic or market volatility, you may experience difficulty contacting the Transfer Agent by telephone. In such event, you should make your request by mail. If you hold your shares in certificate form, you may not exchange or redeem them by telephone.

TRANSACTIONS THROUGH THIRD PARTIES

     The policies and fees (other than sales charges) charged by your Securities Dealer or Fund Servicing Agent may be different than those of the Fund. These financial institutions may charge transaction fees and may have different minimum investment requirements or different limitations on buying or selling shares. These institutions may designate intermediaries to accept purchase and sales orders on behalf of the Fund. These institutions may also provide you with certain shareholder services such as periodic account statements and trade confirmations summarizing your investment activity. Consult a representative of your Securities Dealer or Fund Servicing Agent for more information.

     The Advisor or its affiliates may enter into arrangements with a Securities Dealer or Fund Servicing Agent under which the Advisor, at its own expense, will pay the financial institution a fee for providing distribution related services and/or performing certain administrative servicing functions (such as sub-transfer agency, recordkeeping or shareholder communication services) for the benefit of Fund shareholders. The Fund may also directly compensate a Securities Dealer or Fund Servicing Agent (if approved by the Board) for providing administrative servicing functions for the benefit of Fund shareholders. Payments by the Advisor or an affiliate out of its own resources that create an incentive for these financial institutions to sell shares of the Fund and/or to promote retention of customer assets in the Fund are sometimes referred to as “revenue sharing” (see the Fund’s SAI for additional details).

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SALES CHARGES

Class A Shares

     The price you pay to buy Class A shares is the offering price, which is calculated by adding any applicable sales charges to the net asset value per share. The amount of the sales charge included in your purchase price will be according to the following schedule:

			Sales Charge as % of
				Net
			Offering	Amount
Amount of Purchase			Price	Invested
Less than $100,000			3.00%	3.09%
$ 100,000	- $	249,999	2.50%	2.56%
$ 250,000	- $	499,999	2.00%	2.04%
$ 500,000	- $	999,999	1.50%	1.52%
$ 1,000,000	- $	1,999,999	0.75%	0.76%
$ 2,000,000	- $	2,999,999	0.50%	0.50%
$ 3,000,000	and over		None	None

     The sales charge you pay on a purchase of Class A shares may be reduced or eliminated if you qualify under the rights of accumulation plan, letter of intent or under any of the circumstances described under “Purchases at Net Asset Value” below.

     Rights of Accumulation. If you are purchasing additional Class A shares of the Fund or shares of Total Return U.S. Treasury Fund, Inc., ISI Strategy Fund, Inc., or Class A shares of North American Government Bond Fund, Inc., you may combine the value of your purchase with the value of your existing investments and those of your spouse and your children under the age of 21 to determine whether you qualify for a reduced sales charge. You must be able to provide sufficient information to verify that you qualify for this right of accumulation.

     To be entitled to a reduced sales charge based on the shares you already own, you must ask for the reduction at the time of purchase. The Fund may amend or terminate this right of accumulation at any time.

     Letter of Intent. If you anticipate making additional purchases of Class A shares over the next 13 months, you may combine the value of your current purchase with the value of your anticipated purchases to determine whether you qualify for a reduced sales charge. You will be required to sign a letter of intent indicating the total value of your anticipated purchases and your intention to initially purchase at least 5% of the total. When you make each purchase during the period, you will pay the sales charge applicable to your combined intended purchases. If, at the end of the 13-month period, the total value of your purchases is less than the amount you indicated, you will be required to pay the difference between the sales charges you paid and the sales charges applicable to the amount you actually did purchase. Some of the shares you own will be redeemed to pay this difference.

     Calculating Your Sales Charge. The transaction processing procedures maintained by certain financial institutions through which you can purchase shares may restrict the universe of accounts considered for purposes of calculating a reduced sales charge under rights of accumulation or letters of intent. For example, the processing procedures of a financial institution may limit accounts to those that share the same tax identification number or mailing address and that are maintained only with that financial institution. The Fund permits financial institutions to identify account assets that qualify for a reduced sales charge under rights of accumulation or letters of intent.

  Purchases at Net Asset Value. You may buy Class A shares without paying a sales charge under the following circumstances:

1)	If you are reinvesting some or all of the proceeds of a redemption of Class A shares made within the last six months, provided that the amount you are reinvesting is at least $5,000.
2)	If you are exchanging an investment in another ISI Fund for an investment in the Fund (see “Purchases by Exchange” below for a description of the conditions).
3)
If you are a current or retired Director of this or any other ISI Fund, or an employee or a member of the immediate family of an employee of any of the following or their respective affiliates: the Advisor, the Fund’s administrator, or a broker-dealer authorized to sell Class A shares of the Fund.

4)
If you purchase Class A shares in a fiduciary or advisory account through a bank, bank trust department, registered investment advisor, financial planner or Securities Dealer. To qualify for this provision you must be paying an account management fee for

11

the fiduciary or advisory services. You may be charged an additional fee by your Securities Dealer or Fund Servicing Agent if you buy Class A shares in this manner.

     Sales charge information regarding the Fund is available on the Fund’s website at www.isifunds.com. Additional information about sales charges is in the Fund’s SAI.

Purchases by Exchange

     You may exchange Class A shares of the Fund for an equal dollar amount of shares of Total Return U.S. Treasury Fund, Inc., ISI Strategy Fund, Inc. or Class A shares of North American Government Bond Fund, Inc. without payment of the sales charges described above or any other charge. You may enter both your redemption and purchase orders on the same Business Day or, if you have already redeemed the shares of the other fund, you may enter your purchase order within six months of the redemption, provided the amount of the purchase order is at least $5,000. The Fund may modify or terminate these offers of exchange upon 60 days’ notice.

     You may request an exchange through your Securities Dealer or Fund Servicing Agent. Contact them for details on how to enter your order. If your shares are registered in your name, you may also request an exchange directly through the Transfer Agent by mail or by telephone.

Redemption Price

The price you receive when you redeem Class A shares will be the net asset value per share.

Class I Shares

     There are no sales charges with respect to the purchase of Class I shares. The price you pay to buy Class I shares is the net asset value per share and the price you receive when you redeem Class I shares will be the net asset value per share.

Distribution and Shareholder Service Plan

     The Fund has adopted a plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 that allows the Fund to pay distribution and other fees for the sale of its shares and for shareholder services provided by your Securities Dealer or Fund Servicing Agent. Class A shares pay an annual distribution/shareholder service fee equal to 0.25% of its average daily net assets allocable to Class A shares. Because these fees are paid out of the Fund’s assets on an ongoing basis, they will, over time, increase the cost of your investment and may cost you more than paying other types of sales charges.

There are no annual distribution/shareholder service fees with respect to the Class I shares.

DIVIDENDS AND TAXES

Dividends and Distributions

     The Fund’s policy is to distribute to shareholders substantially all of its net investment income in the form of monthly dividends and to distribute net realized capital gains at least annually.

Certain Federal Income Tax Consequences

The following summary is based on current tax laws, which may change.

     The Fund expects to generate and pay to shareholders income that is exempt from federal income tax. The Fund may, however, invest a portion of its assets in securities that generate income that is not exempt from federal income tax. Income that is exempt from federal income tax may be subject to state and local income taxes. The Fund will inform you annually regarding the federal income tax treatment of dividends and distributions.

     The Fund will distribute substantially all of its net investment income and net realized capital gains. Dividends and distributions may be subject to federal, state and local taxation, depending upon your tax situation, whether you receive them in cash or reinvest them in additional shares. Short-term capital gains distributions are generally taxed at ordinary income tax rates. Long-term capital gains distributions are generally taxed at the rates applicable to long-term capital gains regardless of how long you have owned your shares. Each sale, exchange or redemption of Fund shares is generally a taxable event. For tax purposes, an exchange of shares for shares of a different ISI Fund is the same as a sale.

     More information about taxes is in the SAI. Please contact your tax advisor regarding your specific questions about federal, state and local income taxes.

12

INVESTMENT ADVISOR

     International Strategy & Investment Inc., the Fund’s investment advisor, is located at 40 West 57th Street, New York, New York 10019. The Advisor is also the investment advisor to Total Return U.S. Treasury Fund, Inc., North American Government Bond Fund, Inc. and ISI Strategy Fund, Inc. These funds, together with the Fund, had approximately $ 421 million in net assets as of July 31, 2010 .

     As compensation for its services during the fiscal year ended October 31, 2009, the Advisor received from the Fund a fee equal to 0.40% of the Fund’s average daily net assets.

     The continuance of the Investment Advisory Agreement with the Advisor was most recently approved by the Fund’s Board of Directors on September 16, 2009. A discussion summarizing the basis on which the Board of Directors approved the continuance of the Investment Advisory Agreement is included in the Fund’s annual report for the fiscal year ended October 31, 2009.

Portfolio Management

     R. Alan Medaugh, President and a Director of the Fund and President of the Advisor, is responsible for the day-to-day management of the Fund’s portfolio. Mr. Medaugh co-founded the Advisor with Edward S. Hyman in 1991. Before joining the Advisor, Mr. Medaugh was Managing Director of C.J. Lawrence Fixed Income Management and, prior to that, Senior Vice President and bond portfolio manager at Fiduciary Trust International. While at Fiduciary Trust International, Mr. Medaugh led its Fixed-Income Department, which managed $5 billion of international fixed-income portfolios for institutional clients. Mr. Medaugh also had prior experience as a bond portfolio manager at both Putnam Management Company and Fidelity Management and Research.

     Mr. Hyman, Senior Economic Advisor of the Fund and Chairman of the Advisor, is responsible for developing the forecasts and economic analyses on which the selection of investments in the Fund’s portfolio is based. Before joining the Advisor, Mr. Hyman was vice chairman and a Board member of C.J. Lawrence Inc. and, prior to that, an economic consultant at Data Resources. He writes a variety of international and domestic economic research reports that follow trends that may determine the direction of interest rates. These international and domestic reports are sent to the Advisor’s private institutional clients in the United States and overseas. The periodical Institutional Investor, which rates analysts and economists on an annual basis, has rated Mr. Hyman as a “first team” economist, which is its highest rating, in each of the last 30 years.

     The Fund’s SAI provides additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager and the portfolio manager’s ownership of Fund shares.

OTHER SERVICE PROVIDERS

International Strategy & Investment Group Inc., 40 West 57th Street, New York, New York, is the principal underwriter of the Fund.

     State Street Bank and Trust Company, One Lincoln Street, Boston, Massachusetts 02111 is the Fund’s administrator, transfer and dividend disbursing agent, fund accountant and custodian.

13

FINANCIAL HIGHLIGHTS

     The financial highlights table is intended to help you understand the Fund’s financial performance for the past 5 years. Financial highlights for the Class I shares are not shown as the Class I shares have not yet commenced operations as of the date of this Prospectus and have no performance history. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for the years ended October 31, 2009, 2008, 2007 and 2006 has been audited by BBD, LLP (formerly Briggs, Bunting & Dougherty, LLP), whose report, along with the Fund’s financial statements, is included in the October 31, 2009 annual report, which is available upon request. Information for the year ended October 31, 2005 was audited by another independent registered public accounting firm.

CLASS A SHARES

Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Year

	Years Ended October 31,
	2009	2008	2007	2006	2005
Net asset value at beginning of year	$9.96	$10.61	$10.80	$10.68	$10.91
Income (loss) from investment operations:
Net investment income (a)	0.32	0.36	0.38	0.39	0.40
Net realized and unrealized gains (losses)
on investments	0.74	(0.50)	(0.14)	0.10	(0.27)
Total from investment operations	1.06	(0.14)	0.24	0.49	0.13
Less distributions:
Dividends from net investment income	(0.32)	(0.47)	(0.34)	(0.34)	(0.36)
Distributions from net realized gains	(0.02)	(0.04)	(0.09)	(0.03)	—
Total distributions	(0.34)	(0.51)	(0.43)	(0.37)	(0.36)
Net asset value at end of year	$10.68	$9.96	$10.61	$10.80	$10.68
TOTAL RETURN (b)	10.68%	(1.44%)	2.29%	4.68%	1.19%
Net assets at end of year (000’s)	$100,923	$75,072	$73,038	$82,880	$94,027
Ratio of expenses to average net assets	0.97%	0.96%	0.94%	0.91%	0.86%
Ratio of net investment income to average
net assets	3.02%	3.48%	3.57%	3.63%	3.64%
Portfolio turnover rate	10%	7%	5%	7%	7%

(a)	Calculated using the average shares outstanding for the period.
(b)
Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

14

ISI MANAGED MUNICIPAL FUND

Investment Advisor
INTERNATIONAL STRATEGY & INVESTMENT INC.
40 West 57th Street, 18th Floor
New York, NY 10019

Administrator STATE STREET BANK AND TRUST COMPANY One Lincoln Street Boston, MA 02111	Distributor INTERNATIONAL STRATEGY & INVESTMENT GROUP, INC. 40 West 57th Street, 18th Floor New York, NY 10019 (800) 955-7175

Transfer Agent STATE STREET BANK AND TRUST COMPANY One Lincoln Street Boston, MA 02111 1-800-882-8585	Independent Registered Public Accounting Firm BBD, LLP 1835 Market Street, 26th Floor Philadelphia, PA 19103

Custodian STATE STREET BANK AND TRUST COMPANY One Lincoln Street Boston, MA 02111	Fund Counsel KRAMER LEVIN NAFTALIS & FRANKEL LLP 1177 Avenue of the Americas New York, NY 10036

ISI MANAGED
MUNICIPAL FUND
CLASS A SHARES
CLASS I SHARES

     You may obtain the following additional information about the Fund, free of charge, from your Securities Dealer or Fund Servicing Agent, by calling (800) 955-7175, or by visiting the Fund’s website at www.isifunds.com :

•
A statement of additional information (SAI) about the Fund that is incorporated by reference into and is legally part of this Prospectus. A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the SAI.

•
The Fund’s most recent annual and semi-annual reports containing detailed financial information and, in the case of the annual report, a discussion of market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

In addition, you may review information about the Fund (including the SAI) at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. (Call (202) 551-8090 to find out about the operation of the Public Reference Room). The EDGAR Database on the Commission’s Internet site at http://www.sec.gov has reports and other information about the Fund. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the Commission, Washington, D.C. 20549-1520.

     For other shareholder inquiries, contact the Transfer Agent at (800) 882-8585. For Fund information, call (800) 955-7175, or your Securities Dealer or Fund Servicing Agent.

Investment Company Act File No. 811-06023

STATEMENT OF ADDITIONAL INFORMATION

MANAGED MUNICIPAL FUND, INC.

CLASS A SHARES (MUNIX)

CLASS I SHARES ( MMFIX )

40 West 57th Street, 18th Floor
New York, New York 10019

THIS STATEMENT OF ADDITIONAL INFORMATION (“SAI”) IS NOT A PROSPECTUS. IT SHOULD BE READ IN CONJUNCTION WITH THE FUND’S PROSPECTUS DATED AUGUST 24 , 2010. THE AUDITED FINANCIAL STATEMENTS FOR THE FUND ARE INCLUDED IN THE FUND'S ANNUAL REPORT, WHICH HAS BEEN FILED ELECTRONICALLY WITH THE SECURITIES AND EXCHANGE COMMISSION AND IS INCORPORATED BY REFERENCE INTO, AND IS LEGALLY PART OF, THIS SAI. A COPY OF THE PROSPECTUS AND THE ANNUAL REPORT MAY BE OBTAINED WITHOUT CHARGE FROM YOUR SECURITIES DEALER OR SHAREHOLDER SERVICING AGENT, OR BY WRITING OR CALLING INTERNATIONAL STRATEGY & INVESTMENT GROUP INC., 40 WEST 57th STREET, 18th FLOOR, NEW YORK, NEW YORK 10019, (800) 955-7175.

Statement of Additional Information Dated August 24 , 2010

for

ISI Managed Municipal Fund

GENERAL INFORMATION AND HISTORY

    Managed Municipal Fund, Inc. (the “Fund”) is an open-end, diversified management investment company. Under the rules and regulations of the Securities and Exchange Commission (the “SEC”), all mutual funds are required to furnish prospective investors with certain information concerning the activities of the company being considered for investment. The Fund currently offers two classes of shares:  ISI Managed Municipal Fund – Class A Shares (the “Class A Shares”) and ISI Managed Municipal Fund – Class I Shares (the “Class I Shares” and, together with the Class A Shares, the “Shares”).

    The Fund’s Prospectus contains important information concerning the Shares and may be obtained without charge from International Strategy & Investment Group Inc., the Fund's principal underwriter (“ISI Group” or the “Distributor”), at (800) 955-7175, or from securities dealers authorized to sell Shares (each a “Participating Dealer”). A Prospectus may also be obtained from financial institutions that are authorized to act as shareholder servicing agents (each a “Shareholder Servicing Agent”).  Some of the information required to be included in this Statement of Additional Information (“SAI”) is also included in the Fund's current Prospectus. To avoid unnecessary repetition, references are made to related sections of the Prospectus. In addition, the Prospectus and this SAI omit certain information about the Fund and its business that is contained elsewhere in the Fund’s registration statement filed with the SEC. Copies of the registration statement as filed may be obtained from the SEC by paying a duplicating charge or by visiting the SEC website at http://www.sec.gov.

           The Fund was incorporated under the laws of the State of Maryland on January 5, 1990. The Fund filed a registration statement with the SEC registering itself as an open-end, diversified management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), and its Shares under the Securities Act of 1933, as amended, and began operations on February 26, 1990.

INVESTMENT OBJECTIVES AND POLICIES

           The Fund's investment objectives are to seek a high level of total return with relative stability of principal and, secondarily, a high level of current income exempt from federal income tax through investment in a portfolio consisting primarily of tax-free municipal obligations (“Municipal Obligations”). The Fund’s investment objectives and its general investment policies are described in the Prospectus.  Additional investment restrictions are set forth below.  This SAI also describes other investment practices in which the Fund may engage.

           Except as specifically identified under “Investment Restrictions,” the investment policies described in this SAI are not fundamental, and the Directors may change such policies without an affirmative vote of a majority of the outstanding Shares (as defined in the section “Capital Shares”).  The Fund’s investment objectives are fundamental, however, and may not be changed without such a vote.

Municipal Obligations

Municipal Obligations include securities of states, territories and possessions of the United States and the District of Columbia, and their political subdivisions, agencies and instrumentalities, the interest on which is exempt from federal income tax in the opinion of bond counsel for the issuer.

Under normal market conditions, the Fund will invest at least 80% of its net assets in Municipal Obligations. The Fund does not currently intend to acquire Municipal Obligations that are subject to alternative minimum tax but may so invest up to 20% of its net assets.

Municipal Obligations can be classified into three principal categories: “general obligation bonds”, “revenue bonds” and “notes.” General obligation bonds are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source, but not from the general taxing power of the issuer.  Revenue bonds include, in most cases, “tax-exempt industrial development bonds,” i.e., bonds issued by or on behalf of public authorities to obtain funds for privately-operated facilities. Tax-exempt industrial development bonds do not generally carry the pledge of the credit of the issuing municipality, but are generally guaranteed by the corporate entity on whose behalf they are issued.  Notes are short-term instruments used to provide for short-term capital needs. They are obligations of the issuing municipalities or agencies and are sold in anticipation of a bond sale, collection of taxes or receipt of other revenues.

The Fund will invest at least 75% of its portfolio of Municipal Obligations in securities rated, at the time of investment, A1 or higher (in the case of municipal bonds) and higher than MIG 3 (in the case of municipal notes) by Moody's Investors Service, Inc. (“Moody's”) or rated A+ or higher (in the case of municipal bonds) and higher than SP-2 (in the case of municipal notes) by Standard & Poor's Ratings Group (“S&P”) or, if unrated, of comparable quality as determined by the Fund's investment advisor (the “Advisor”). The ratings of Moody's for tax-exempt bonds in which the Fund may invest are Aaa, Aa1, Aa, and A1. Bonds rated Aaa are judged by Moody's to be of the “best quality.” The rating of Aa is assigned by Moody's to bonds which are of “high quality by all standards” but as to which margins of protection or other elements make long-term risks appear somewhat larger than Aaa rated bonds. The Aaa and Aa rated bonds comprise what are generally known as “high grade bonds.” Bonds rated A by Moody's possess many favorable investment attributes and are considered as upper medium-grade obligations. The numerical modifier 1, in the generic rating classifications of A and Aa indicates that the obligation ranks in the higher end of its generic rating category. The ratings of S&P for tax-exempt bonds in which the Fund may invest are AAA, AA+, AA, AA-, and A+. Bonds rated AAA bear the highest rating assigned by S&P to a debt obligation. Such rating is intended to indicate an extremely strong capacity to repay principal and pay interest. Bonds rated AA by S&P are also intended to qualify as high-quality debt obligations. Such rating is intended to indicate a very strong capacity to repay principal and pay interest, and in the majority of instances bonds with such rating differ from AAA issues to a small degree. Bonds rated A by S&P have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in the higher rated categories.  The addition of a plus or minus sign to the A or AA categories shows relative standing within these rating categories. The two highest rating categories by Moody's for tax-exempt notes are MIG 1 and MIG 2. Notes bearing the designation MIG 1 are judged by Moody's to be of the best quality, enjoying strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancings. Notes bearing the designation MIG 2 are judged by Moody's to be of high quality, with margins of protection ample although not so large as in the preceding group. The highest S&P rating for municipal notes is “SP-1”. The designation “SP-1” is intended to indicate a very strong capacity to pay principal and interest. A “+” is added for those issues determined by S&P to possess very strong characteristics. Only municipal note issues with a rating by S&P of SP-1 or higher will qualify for the Fund’s 75% requirement.

The Fund may invest up to 25% of its portfolio of Municipal Obligations in securities rated A (in the case of municipal bonds) or MIG 3 (in the case of municipal notes) by Moody's or rated A (in the case of municipal bonds) or SP-2 (in the case of municipal notes) by S&P or, if unrated, of comparable quality as determined by the Advisor under criteria approved by the Board. Notes bearing the MIG 3 rating are judged by Moody's to be of favorable quality, with all security elements accounted for but lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established. S&P grants a rating of SP-2 to a note when it believes the issuer has a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

The ratings of Moody's and S&P represent each service's opinion as to the quality of the municipal bonds or notes rated. It should be emphasized that ratings are general and are not absolute standards of quality or guarantees as to the creditworthiness of an issuer. Subsequent to its purchase by the Fund, an issue of municipal bonds or notes may cease to be rated, or its ratings may be reduced. Neither event requires the elimination of that obligation from the Fund's portfolio, but will be a factor in determining whether the Fund should continue to hold that issue in its portfolio.

The Fund may invest up to 10% of its total assets in money market funds that are compatible with its investment objectives and policies. The Fund may invest only in money market mutual funds that maintain an “AAA” investment grade rating by a nationally recognized statistical rating organization.

From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on Municipal Obligations. See the section entitled “Federal Tax Considerations.”

When-Issued Securities

           New issues of Municipal Obligations are usually offered on a “when-issued” basis, which means that delivery and payment for such Municipal Obligations normally takes place within 45 days after the date of the commitment to purchase. The payment obligation and the interest rate that will be received on a when-issued security are fixed at the time the purchase commitment is entered into, although no interest on such security accrues to the Fund prior to payment and delivery.  The Fund will establish a segregated account with its custodian consisting of cash or other liquid securities equal at all times to the amount of its when-issued commitments. While the Fund will purchase securities on a when-issued basis only with the intention of acquiring the securities, the Fund may sell the securities before the settlement date if it is deemed advisable to limit the effects of adverse market action. The value of when-issued securities is subject to market fluctuation. Although the Fund does not intend to make such purchases for speculative purposes, purchases of securities on a when-issued basis may involve more risks than other types of purchases. For example, the Fund may have to sell assets which have been set aside in order to meet redemptions. At the time the Fund makes the commitment to purchase or sell securities on a when-issued basis, it will record the transaction and thereafter reflect the value of such security purchased or, if a sale, the proceeds to be received, in determining its net asset value. At the time of delivery of the securities, their value may be more or less than the purchase or sale price. The Fund will ordinarily invest no more than 40% of its net assets at any time in securities purchased on a when-issued basis.

Stand-by Commitments

           The Fund may acquire “stand-by commitments” with respect to Municipal Obligations held in its portfolio. Under a stand-by commitment, a broker, dealer or bank is obligated to repurchase, at the Fund's option, specified securities in the Fund's portfolio at a specified price. In this respect, stand-by commitments are comparable to put options and thus the Fund's ability to enforce such obligations is subject to the risk that the seller of the commitment may default on its obligations. The Fund will acquire stand-by commitments as a means of changing the average maturity of its portfolio in response to expected changes in market interest rates.

       The Fund anticipates that stand-by commitments will generally be available from brokers, dealers and banks without the payment of any direct or indirect consideration, but the Fund may have to pay for stand-by commitments, thus increasing the cost of acquiring and holding the underlying security and similarly decreasing such security's yield. Gains realized in connection with stand-by commitments will be taxable.

Variable and Floating Rate Demand Obligations

           The Fund may purchase floating and variable rate demand notes and bonds, which are tax-exempt obligations normally having stated maturities in excess of one year, but which permit the holder to demand payment of principal either at any time or at specified intervals. The interest rates on these obligations fluctuate in response to changes in the market interest rates. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. Each demand note and bond purchased by the Fund will meet the quality criteria established for the purchase of other Municipal Obligations. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value. The Fund will not invest more than 10% of its net assets in floating or variable rate demand obligations as to which the Fund cannot exercise the demand feature on less than seven days' notice if there is no secondary market available for these obligations.

Futures Contracts

The Fund may purchase and sell U.S. exchange traded futures contracts on bond indices (“Futures Contracts”). Each such Futures Contract provides for a cash payment, equal to the amount, if any, by which the value of the index at maturity is above or below the value of the index at the time the contract was entered into, times a fixed index “multiplier.” The index underlying such a Futures Contract is generally a broad based index of securities designed to reflect movements in the relevant market as a whole. The index assigns weighted values to the securities included in the index, and its composition is changed periodically. Futures Contracts have been designed by exchanges which have been designated as “contract markets” by the Commodity Futures Trading Commission (the “CFTC”), and must be executed through a futures commission merchant (i.e., futures broker), which is a member of the relevant contract market. The exchanges guarantee performance of the contracts as between the clearing members of the exchange.

At the same time a Futures Contract is purchased or sold, the Fund must allocate cash or securities as a deposit payment (“initial deposit”). The initial deposit varies but may be as low as 5% or less of the value of the contract. Daily thereafter, the Futures Contract is valued and the payment of “variation margin” may be required, so each day the Fund would provide or receive cash that reflects any decline or increase in the contract's value. Although Futures Contracts call for the making or acceptance of a cash settlement at a specified future time, the contractual obligation is usually fulfilled before such date by buying or selling, as the case may be, on a commodities exchange, an identical Futures Contract calling for settlement in the same month, subject to the availability of a liquid secondary market. The Fund incurs brokerage fees when it purchases and sells Futures Contracts.

Regulations of the CFTC permit the use of futures transactions for bona fide hedging purposes without regard to the percentage of assets committed to futures margin and options premiums. CFTC regulations allow funds to employ futures transactions for other “non-hedging” purposes to the extent that aggregate initial futures margins and options premiums do not exceed 5% of total assets. The Fund will not enter into Futures Contracts if obligations under all Futures Contracts would amount to more than 30% of its total assets.

Futures Contracts will be used only to protect against anticipated future changes in interest rates which otherwise might either adversely affect the value of the Fund's portfolio securities or adversely affect the prices of securities which the Fund intends to purchase at a later date. The purpose of the acquisition or sale of a Futures Contract by the Fund is to attempt to protect the Fund from fluctuations in interest rates without actually buying or selling long-term fixed income securities. For example, if the Fund owns long-term bonds and interest rates were expected to increase, the Fund might sell index Futures Contracts. Such a sale would have much the same effect as selling an equivalent value of the long-term bonds owned by the Fund. If interest rates increase, the value of the debt securities in the portfolio would decline but the value of the Futures Contracts would increase at approximately the same rate, thereby keeping the net asset value of the Fund from declining as much as it would if Futures Contracts were not used. The Fund could accomplish similar results by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase. However, the use of Futures Contracts as an investment technique allows the Fund to maintain a hedging position without having to sell its portfolio securities.

           Similarly, when it is expected that interest rates may decline, Futures Contracts may be purchased to attempt to hedge against anticipated purchases of long-term bonds at higher prices. Since the fluctuations in the value of Futures Contracts should be similar to that of long-term bonds, the Fund could take advantage of the anticipated rise in the value of long-term bonds without actually buying them until the market has stabilized. At that time, the Futures Contracts could be liquidated and the Fund could then buy long-term bonds on the cash market. To the extent the Fund enters into Futures Contracts for this purpose, the assets in the segregated account maintained to cover the Fund's obligations with respect to such Futures Contracts will consist of liquid assets from its portfolio in an amount equal to the difference between the fluctuating market value of such Futures Contracts and the aggregate value of the initial and variation margin payments made by the Fund with respect to such Futures Contracts.

           Although the Advisor believes the use of Futures Contracts for hedging purposes will benefit the Fund, the use of such contracts involves risks.  If the Advisor’s judgment about the general direction of interest rates is incorrect, the Fund's overall performance would be poorer than if it had not entered into any such contract. For example, if the Fund has hedged against the possibility of an increase in interest rates which would adversely affect the price of bonds held in its portfolio and interest rates decrease instead, the Fund will lose part or all of the benefit of the increased value of its bonds which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell bonds from its portfolio to meet daily variation margin requirements. Such sales of bonds may be, but will not necessarily be, at increased prices which reflect the rising market. The Fund may have to sell securities at a time when it may be disadvantageous to do so.

       Various additional risks exist with respect to the trading of futures. For example, the Fund's ability effectively to hedge all or a portion of its portfolio through transactions in such instruments will depend on the degree to which price movements in the underlying index correlate with price movements in the relevant portion of the Fund's portfolio. The trading of futures entails the additional risk of imperfect correlation between movements in the futures price and the price of the underlying index. The Fund's ability to engage in futures strategies will also depend on the availability of liquid markets in such instruments. Transactions in these instruments are also subject to the risk of brokerage firm or clearing house insolvencies. The liquidity of a secondary market in a Futures Contract may be adversely affected by “daily price fluctuation limits” established by exchanges, which limit the amount of fluctuation in the price of a contract during a single trading day and prohibit trading beyond such limit. In addition, the exchanges on which futures are traded may impose limitations governing the maximum number of positions on the same side of the market and involving the same underlying instrument which may be held by a single investor, whether acting alone or in concert with others (regardless of whether such contracts are held on the same or different exchanges or held or written in one or more accounts or through one or more brokers). In addition, the ordinary spreads between prices in the cash and futures markets, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial deposit and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close out Futures Contracts through offsetting transactions, which could distort the normal relationship between the cash and futures markets. Second, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of general interest rate trends by the Advisor may still not result in a successful transaction.

Repurchase Agreements

           The Fund may agree to purchase securities issued by the United States Treasury (“U.S. Treasury Securities”) from creditworthy financial institutions, such as banks and broker-dealers, subject to the seller's agreement to repurchase the securities at an established time and price. Such repurchase agreements will be fully collateralized.  The seller under a repurchase agreement provides collateral, which is held by the Fund's custodian or by a duly appointed sub-custodian. The Fund will enter into repurchase agreements only with banks and broker-dealers that have been determined to be creditworthy by the Advisor.  The list of approved banks and broker-dealers will be monitored regularly by the Advisor. The collateral is marked to the market daily and has a market value including accrued interest equal to at least 102% of the cost of the repurchase agreement. Default by the seller would, however, expose the Fund to possible loss because of adverse market action or delay in connection with the disposition of the underlying securities. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, the Fund may be delayed or limited in its ability to sell the collateral.

Taxable Investments

           From time to time, the Fund may invest in securities which pay interest that is subject to federal income tax. The Fund may make such investments (a) pending investment of proceeds from sales of Fund shares or portfolio securities in tax-exempt securities, (b) pending settlement of purchases of portfolio securities, (c) to maintain liquidity for meeting anticipated redemptions, or (d) when in the Advisor's opinion it is advisable because of adverse conditions affecting the market for Municipal Obligations. Such taxable investments would consist of U.S. Treasury Securities and repurchase agreements fully collateralized by U.S. Treasury Securities

(collectively, “Taxable Investments”). The Fund may invest up to 20% of its net assets in Taxable Investments. The Fund may earn taxable income from other sources. Dividends paid by the Fund that are attributable to interest earned from Taxable Investments and to taxable income from other investments will be taxable to you (see the section “Federal Tax Considerations”).

Size of Fund

           The Fund currently intends to limit the size of the Fund and to accept share purchases only from existing shareholders at such time as the assets of the Fund are in excess of $200 million but less than $250 million, and thereafter not to accept any share purchases other than through reinvestments of dividends and distributions.

INVESTMENT RESTRICTIONS

           The Fund's investment program is subject to a number of investment restrictions that reflect self-imposed standards as well as federal regulatory limitations. The investment restrictions recited below are in addition to those described in the Fund’s Prospectus and are matters of fundamental policy and may not be changed without the affirmative vote of a majority of the outstanding Shares. The percentage limitations contained in these restrictions apply at the time of purchase of securities. Accordingly, the Fund will not:

1.
Concentrate 25% or more of its total assets in securities of issuers in any one industry (for this purpose, the U.S. government or any state or local government or their agencies and instrumentalities are not considered to be an industry);

2.
With respect to 75% of its total assets, invest more than 5% of its total assets in the securities of any single issuer (for this purpose, the U.S. government or its agencies and instrumentalities are not considered to be an issuer and, in the case of Municipal Obligations, the public or private entity ultimately responsible for payment of principal and interest on the security is considered to be the issuer);

3.
Borrow money except as a temporary measure for extraordinary or emergency purposes and then only from banks and in an amount not exceeding 10% of the value of the total assets of the Fund at the time of such borrowing, provided that, while borrowings by the Fund equaling 5% or more of the Fund's total assets are outstanding, the Fund will not purchase securities;

4.	Invest in real estate or mortgages on real estate, provided that the Fund may purchase securities secured or otherwise supported by interests in real estate;

5.	Purchase or sell commodities or commodities contracts, provided that for purposes of this restriction financial futures contracts are not considered commodities or commodities contracts;

6.
Act as an underwriter of securities within the meaning of the U.S. federal securities laws except insofar as it might be deemed to be an underwriter upon disposition of certain portfolio securities acquired within the limitation on purchases of restricted securities;

7.	Issue senior securities, provided that investments in financial futures contracts and when-issued securities shall not be deemed to involve issuance of a senior security;

8.	Make loans, except that the Fund may purchase or hold debt instruments in accordance with its investment objectives and policies;

9.	Effect short sales of securities;

10.	Purchase securities on margin (except that the Fund may obtain such short-term credits as may be necessary for the clearance of transactions);

11.	Purchase participations or other direct interests in oil, gas or other mineral exploration or development programs or leases; or

12.
Invest more than 10% of its total assets in illiquid securities, including repurchase agreements with remaining maturities of greater than seven days and floating or variable rate demand obligations as to which the Fund cannot exercise the demand feature on less than seven days' notice if there is no secondary market available for these obligations.

  The following investment restrictions are non-fundamental and may be changed by a vote of a majority of the Fund’s Board of Directors (the “Board”):

1.	The Fund will not invest in shares of any other investment company registered under the 1940 Act, except as permitted by federal law.

2.
The Fund, under normal circumstances, will invest at least 80% of its assets (defined as net assets plus the amount of any borrowings for investment purposes) in tax-exempt securities of state and local governments in the United States and their political sub-divisions, agencies and instrumentalities.  Shareholders will be provided with at least 60 days’ prior notice of any change in this investment policy.   This notice will be provided in a separate written document containing the following, or similar statement in bold face type: “Important Notice Regarding Change in Investment Policy.” The statement will also appear on the envelope in which the notice is delivered, unless the notice is delivered separately from other communications to the shareholder.

VALUATION OF SHARES AND REDEMPTIONS

Valuation of Shares

 The Fund’s net asset value of each class of Shares is determined as of the close of regular trading on the New York Stock Exchange (the “Exchange”) on each day that the Exchange is open for business. The Exchange is open for business on all weekdays except for the following holidays (or the days on which they are observed): New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

           The Fund or its agents may enter into agreements that allow a third party, as agent for the Fund, to transmit orders from its customers after the Fund's close of business. So long as a third party receives an order prior to the close of the Exchange, the order is deemed to have been received by the Fund and, accordingly, may receive the net asset value computed at the close of business that day. These “late day” agreements are intended to permit investors placing orders with third parties to place orders up to the same time as other investors.

Redemptions

           The Fund may suspend the right of redemption or postpone the date of payment during any period when (a) trading on the Exchange is restricted by applicable rules and regulations of the SEC; (b) the Exchange is closed for other than customary weekend and holiday closings; (c) the SEC has by order permitted such suspension; or (d) an emergency exists as determined by the SEC so that valuation of the net assets of the Fund is not reasonably practicable.

           Under normal circumstances, the Fund will redeem Shares in cash as described in the Prospectus. However, if the Board determines that it would be in the best interests of the remaining shareholders of the Fund to make payment of the redemption price in whole or in part by a distribution in kind of readily marketable securities from the portfolio of the Fund in lieu of cash, in conformity with applicable rules of the SEC, the Fund may make such distributions in kind. If Shares are redeemed in kind, the redeeming shareholder will incur brokerage costs in later converting the assets into cash. The method of valuing portfolio securities is described above under “Valuation of Shares” and such valuation will be made as of the same time the redemption price is determined.

       The Fund has elected to be governed by Rule 18f-1 under the 1940 Act, pursuant to which the Fund is obligated to redeem Shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund during any 90-day period for any one shareholder.

Anti-Money Laundering Program

       Customer identification and verification are part of the Fund’s overall obligation to deter money laundering under federal law. The Fund has adopted an Anti-Money Laundering Compliance Program designed to prevent the Fund from being used for money laundering or the financing of terrorist activities.  In this regard, the Fund reserves the right, to the extent permitted by law, to (i) refuse, cancel or rescind any purchase or exchange order, (ii) freeze any account and/or suspend account services or (iii) involuntarily close an account in cases of threatening conduct or suspected fraudulent or illegal activity.  These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interest of the Fund or in cases when the Fund is requested or compelled to do so by governmental or law enforcement authority.  If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the Fund is required to withhold such proceeds.

FEDERAL TAX CONSIDERATIONS

           The following is only a summary of certain additional federal income tax considerations generally affecting the Fund and its shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning. Shareholders are urged to consult with their tax advisors with specific reference to their own tax situation, including their state and local tax liabilities.

           The following general discussion of certain federal income tax consequences is based on the Internal Revenue Code of 1986, as amended (the “Code”), and the regulations issued thereunder as in effect on the date of this SAI. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

Qualification as a Regulated Investment Company

       The Fund intends to qualify and elects to be treated as a “regulated investment company” (“RIC”) as defined under Subchapter M of the Code. Accordingly, the Fund must, among other things, (a) derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, and certain other related income, including, generally, certain gains from options, futures and forward contracts; and (b) diversify its holdings so that, at the end of each quarter of the Fund's taxable year, (i) at least 50% of the value of the Fund's total assets is represented by cash and cash items, United States government securities, securities of other RICs, and other securities, with such other securities limited, in respect to any one issuer, to an amount not greater than 5% of the value of the Fund's total assets or 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund’s total assets is invested in the securities (other than United States Government securities or securities of other RICs) of any one issuer or two or more issuers that the Fund controls and which are engaged in the same, similar, or related trades or business.

       In addition to the requirements described above, in order to qualify as a RIC, the Fund must distribute at least 90% of its investment company taxable income (that generally includes dividends, taxable interest, and the excess of net short-term capital gains over net long-term capital losses less operating expenses, but determined without regard to the deduction for dividends paid) and at least 90% of its net tax-exempt interest income, for each tax year, if any, to its shareholders (the “Distribution Requirement”). If the Fund meets all of the RIC requirements, it will not be subject to federal income tax on any of its investment company taxable income or capital gains that it distributes to shareholders.

       The Fund may invest in securities that bear "original issue discount" or "acquisition discount" (collectively, "OID Securities"). The holder of such securities is deemed to have received interest income even though no cash payments have been received. Accordingly, OID Securities may not produce sufficient current cash receipts to match the amount of distributable net investment income the Fund must distribute to satisfy the Distribution Requirement. In some cases, the Fund may have to borrow money or dispose of other investments in order to make sufficient cash distributions to satisfy the Distribution Requirement.

       Although the Fund intends to distribute substantially all of its investment company taxable income and capital gains for any taxable year, the Fund will be subject to federal income taxation to the extent any such income or gains are not distributed.

   The Fund’s net realized capital gains from securities transactions will be distributed only after reducing such gains by the amount of any available capital loss carryforwards.   Capital losses may be carried forward to offset any capital gains for eight years, after which any undeducted capital loss remaining is lost as a deduction.

   If the Fund fails to qualify as a RIC for any taxable year, all of its taxable income will be subject to tax at regular corporate income tax rates without any deduction for distributions to shareholders and such distributions generally will be taxable to shareholders as ordinary dividends to the extent of the Fund's current and accumulated earnings and profits. In this event, distributions generally will be eligible for the dividends-received deduction for corporate shareholders.

Federal Excise Tax

               If the Fund fails to distribute in a calendar year at least 98% of its ordinary income for the calendar year, 98% of its capital gain net income (the excess of short- and long-term capital gains over short- and long-term capital losses) for the one-year period ending October 31 of that year and 100% of any undistributed amount from the prior calendar year, the Fund will be subject to a nondeductible 4% federal excise tax on the undistributed amounts not meeting the 98% threshold.  The Fund intends to make sufficient distributions to avoid imposition of this tax or to retain, at most, its net capital gains and pay tax thereon.

Fund Distributions

              Distributions of investment company taxable income are generally taxable to you as ordinary income, regardless of whether you receive such distributions in cash or you reinvest them in additional Shares, to the extent of the Fund’s earnings and profits.  The Fund anticipates that it will distribute substantially all of its investment company taxable income for each taxable year.

              The Fund intends to qualify to pay “exempt-interest dividends” to its shareholders by satisfying the Code's requirement that at the close of each quarter of its taxable year at least 50% of the value of its total assets consist of obligations which pay interest that is exempt from federal income tax. As long as this and certain other requirements are met, dividends derived from the Fund's net tax-exempt interest income will be “exempt-interest dividends” that are excluded from your gross income for federal income tax purposes. Exempt-interest dividends may, however, be subject to alternative minimum tax, as discussed below.

Exempt-interest dividends may be subject to the alternative minimum tax imposed by Section 55 of the Code (the “Alternative Minimum Tax”). The Alternative Minimum Tax generally is imposed at a rate of up to 28% in the case of non-corporate taxpayers and at the rate of 20% in the case of corporate taxpayers, to the extent it exceeds the taxpayer's regular tax liability. The Alternative Minimum Tax may be affected by the receipt of exempt-interest dividends in two circumstances. First, exempt-interest dividends derived from certain “private activity bonds” issued after August 7, 1986, will generally be an item of tax preference and therefore potentially subject to the Alternative Minimum Tax. The Fund intends, when possible, to avoid investing in private activity bonds. Second, in the case of exempt-interest dividends received by corporate shareholders, all exempt-interest dividends, regardless of when the bonds from which they are derived were issued or whether they are derived from private activity bonds, will be included in the corporation's “adjusted current earnings,” as defined in Section 56(g) of the Code, in calculating the corporation's alternative minimum taxable income for purposes of determining the Alternative Minimum Tax.

The percentage of income that constitutes “exempt-interest dividends” will be determined each year and will be applied uniformly to all dividends declared with respect to the Fund during that year. This percentage may differ from the actual percentage for any particular day.

The Fund may either retain or distribute to you its excess of net long-term capital gains over net short-term capital losses (“net capital gains”). If such gains are distributed as a capital gains distribution, they are taxable to you (if you are an individual) at the long-term capital gains rate, regardless of the length of time you have held the Shares. If any such gains are retained, the Fund will pay federal income tax thereon.  If the Fund elects to retain any such gains and you are a shareholder of record on the last day of the taxable year, the Fund may elect to have you treated as if you received a distribution of your pro rata share of such gain, with the result that you will (1) be required to report your pro rata share of such gain on your tax return as a long-term capital gain, (2) receive a refundable tax credit for your pro rata share of tax paid by the Fund on the gain, and (3) increase the tax basis for your Shares by an amount equal to the deemed distribution less the tax credit.

If the net asset value at the time you purchase Shares reflects undistributed investment company taxable income or realized capital gains, distributions of such amounts will be taxable to you in the manner described above, although such distributions economically constitute a return of capital to you.

If you are a corporate shareholder, distributions (other than capital gain distributions) from a RIC generally qualify for the dividends-received deduction to the extent of the gross amount of qualifying dividends received by the Fund for the year. Generally, and subject to certain limitations, a dividend will be treated as a qualifying dividend if it has been received from a domestic corporation.

Distributions by the Fund that do not constitute ordinary income dividends or capital gain distributions will be treated as return of capital to the extent of the tax basis in your Shares.  Any excess will be treated as a gain from the sale of those Shares.  You will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year.  If prior distributions made by the Fund must be re-characterized as non-taxable return of capital at the end of the fiscal year as a result of the effect of the Fund’s investment policies, they will be identified as such in notices sent to shareholders.

Ordinarily, you should include all dividends as income in the year of payment. However, dividends declared in October, November, or December of any calendar year and payable to shareholders of record on a specified date in such a month will be deemed for tax purposes to have been received by you and paid by the Fund on December 31st of such calendar year if such dividends are actually paid in January of the following year.

The Fund will provide you with an annual statement as to the federal tax status of distributions paid (or deemed to be paid) by the Fund during the year, including the amount of dividends eligible for the corporate dividends-received reduction.

Sale, Exchange or Redemption of Fund Shares

The sale, exchange, or redemption of Shares is a taxable event for you.  Generally, any gain or loss on the sale, exchange or redemption of Shares will be a capital gain or loss that will be long-term if you have held the Shares for more than twelve months and otherwise will be short-term. However, you must treat a loss on the sale, exchange or redemption of Shares held for six months or less as a long-term capital loss to the extent of the amount of any prior capital gains distribution you received with respect to such Shares (or any undistributed net capital gains of the Fund that have been included in determining your long-term capital gains). In addition, any loss realized on a sale or other disposition of Shares will be disallowed to the extent you acquire (or enter into a contract or option to acquire) Shares within a period of 61 days beginning 30 days before and ending 30 days after the disposition of the Shares. This loss disallowance rule will apply to Shares received through the reinvestment of dividends during the 61-day period.

If you (1) incur a sales load in acquiring Shares, (2) dispose of such Shares less than 91 days after they are acquired and (3) subsequently acquire Shares of another fund at a reduced sales load pursuant to a right acquired in connection with the acquisition of the Shares disposed of, then the sales load on the Shares disposed of (to the extent of the reduction in the sales load on the Shares subsequently acquired) shall not be taken into account in determining gain or loss on such Shares but shall be treated as incurred on the acquisition of the subsequently acquired Shares.

In certain cases, the Fund will be required to withhold and remit to the United States Treasury backup withholding taxes at the applicable rate on any distributions paid to you if you (1) have failed to provide a correct taxpayer identification number, (2) are subject to backup withholding by the Internal Revenue Service (“IRS”), or (3) have failed to certify to the Fund that you are not subject to backup withholding.

Interest on indebtedness you incur or continue to purchase or carry shares of the Fund will not be deductible for federal income tax purposes. The deduction otherwise allowable to property and casualty insurance companies for “losses incurred” will be reduced by an amount equal to a portion of exempt-interest dividends received or accrued during any taxable year. If you are a foreign corporation engaged in a trade or business in the United States you will be subject to a “branch profits tax” on your “dividend equivalent amount” for the taxable year, which will include exempt-interest dividends. Certain Subchapter S corporations may also be subject to taxes on “passive investment income,” which could include exempt-interest dividends. Up to 85% of the Social Security benefits or railroad retirement benefits received by you during any taxable year will be included in your gross income if your “modified adjusted gross income” (which includes exempt-interest dividends) plus one-half of your Social Security benefits or railroad retirement benefits received during that taxable year exceeds the base amount described in Section 86 of the Code.

If you are a “substantial user” (or related to “substantial users”) of facilities financed by industrial development bonds or private activity bonds you should consult your tax advisor before purchasing shares of the Fund. “Substantial user” is defined generally as including a “non-exempt person” who regularly uses a trade or business as part of such a facility.

Current federal law limits the types and volume of bonds qualifying for the federal income tax exemption of interest, which may have an effect on the ability of the Fund to purchase sufficient amounts of tax-exempt securities to satisfy the Code's requirements for the payment of exempt-interest dividends.

Issuers of bonds purchased by the Fund (or the beneficiary of such bonds) may have made certain representations or covenants in connection with the issuance of such bonds to satisfy certain requirements of the Code that must be satisfied subsequent to the issuance of such bonds. Exempt-interest dividends derived from such bonds may become subject to federal income taxation retroactively to the date thereof if such representations are determined to have been inaccurate or if the issuer of such bonds (or the beneficiary of such bonds) fails to comply with such covenants.

The Fund may not be a suitable investment for you if you are a tax-exempt shareholder or plan because you would not gain any additional benefit from the receipt of exempt-interest dividends.

State and Local Taxes

                Depending upon state and local law, distributions by the Fund and the ownership of Shares may be subject to the state and local taxes.  Rules of state and local taxation of dividend and capital gain distributions from regulated investment companies often differ from the rules for federal income taxation described above. You are urged to consult your tax advisor as to the consequences of these and other state and local tax rules affecting an investment in the Fund.

Foreign Shareholders

Under U.S. tax law, taxation of a shareholder who is a foreign person (to include, but not limited to, a nonresident alien individual, a foreign trust, a foreign estate, a foreign corporation, or a foreign partnership) primarily depends on whether the foreign person’s income from the Fund is effectively connected with the conduct of a U.S. trade or business.  Typically, ordinary income dividends paid from a mutual fund are not considered “effectively connected” income.

Ordinary income dividends that are paid by the Fund (and are deemed not “effectively connected income”) to foreign persons will be subject to a U.S. tax withheld by the Fund at a rate of 30% provided the Fund obtains a properly completed and signed Certificate of Foreign Status.  The tax rate may be reduced if the foreign person’s country of residence has a tax treaty with the U.S. allowing for a reduced tax rate on ordinary income dividends paid by the Fund.  Any tax withheld by the Fund is remitted by the Fund to the U.S. Treasury and all income and any tax withheld is identified in reports mailed to shareholders in March of each year with a copy sent to the IRS.

If the ordinary income dividends from the Fund are effectively connected with the conduct of a U.S. trade or business, then the foreign person may claim an exemption from the U.S. tax described above provided the Fund obtains a properly completed and signed Certificate of Foreign Status.  If the foreign person fails to provide a certification of his/her foreign status, the Fund will be required to withhold U.S. tax at a rate of 28% on ordinary income dividends, capital gains distributions and the proceeds of the redemption of shares, paid to any foreign person.  Any tax withheld by the Fund is remitted by the Fund to the U.S. Treasury and all income and any tax withheld is identified in reports mailed to shareholders in March of each year with a copy sent to the IRS.

The tax consequences to foreign persons entitled to claim the benefits of an applicable tax treaty may be different from those described herein.  Foreign shareholders are urged to consult their own tax advisors or the IRS with respect to the particular tax consequences to them of an investment in the Fund, including the applicability of the U.S. withholding taxes described above.

MANAGEMENT OF THE FUND

The overall business and affairs of the Fund is managed by the Board of Directors.  The Board approves all significant agreements between the Fund and persons or companies furnishing services to the Fund, including the Fund’s agreements with its investment advisor, administrator, distributor, custodian and transfer agent.  The Board and the Fund’s officers are responsible for managing the Fund’s affairs and for exercising the Fund’s powers except those reserved for the shareholders and those assigned to the Advisor and other service providers. The day-to-day operations of the Fund are delegated to the Fund’s officers, the Advisor, the Distributor and the Fund's administrator.  Seventy-five percent of the Directors of the Fund have no affiliation with the Advisor, the Distributor or the Fund's administrator.  Each Director and officer holds office until he or she resigns, is removed or a successor is elected and qualified.

Directors and Officers

The following information is provided for each Director and officer of the Fund.  The first section of the table lists information for each Director who is not an “interested person” of the Fund (as defined in the 1940 Act) (an “Independent Director”).  Information for each non-Independent Director (an “Interested Director”) follows.  Unless otherwise indicated, the address of each Director and officer is 40 West 57th Street, 18th Floor, New York, New York 10019.

Name, Age and Address	Position with the Fund	Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held By Director
Independent Directors:
W. Murray Jacques (age 73)	Director; Chairman of Compensation Committee; Member of Audit and Compliance Committee and Nominating Committee	Since 2002	President of WMJ Consulting, LLC (real estate investment management company) (1999 to present); formerly, Principal of CM Coastal Development, LLC (real estate development) (2002 to 2006)	4	None
Louis E. Levy (age 77)	Director and Chairman; Chairman of Audit and Compliance Committee; Member of Nominating Committee and Compensation Committee	Since 1994	Retired Partner , KPMG Peat Marwick, (retired 1990); formerly, a Director of Kimberly-Clark Corp. (personal consumer products) (retired 2004), Household International, Inc. (consumer finance) (retired 2004) and Scudder Group of Mutual Funds (retired 2005)	4	None
Edward A. Kuczmarski (age 60)	Director; Chairman of Nominating Committee; Member of Audit and Compliance Committee, and Compensation Committee	Since 2007	Certified Public Accountant and Partner of Crowe Horwath LLP (accounting firm)	4	Board Member of Reich & Tang Funds; Trustee of Empire Builder Tax Free Bond Fund

Interested Director*
R. Alan Medaugh (age 66)	Director and President	Director since 2007; President since 1991	President of International Strategy & Investment Inc. (registered investment advisor) (1991 to present); Director of International Strategy & Investment Group Inc. (registered broker-dealer) (1991to present)	4	None

*	Mr. Medaugh is deemed to be an Interested Director, as defined in the 1940 Act, because he is President of the Advisor and a Director of the Distributor.

Name, Age and Address	Position with the Fund	Length of Time Served	Principal Occupation(s) During the Past Five Years
Officers:
Edward S. Hyman (age 64)	Senior Economic Advisor	Since 1991
Chairman of International Strategy & Investment Inc. (registered investment advisor) (1991 to present); Chairman and President of International Strategy & Investment Group Inc. (registered broker-dealer) ( 1991 to present)

Nancy R. Lazar (age 52)	Vice President	Since 1997
Executive Vice President, Assistant Treasurer, and Secretary of International Strategy & Investment Inc. (registered investment advisor) (1991 to present); Executive Vice President, Assistant Treasurer and Secretary of International Strategy & Investment Group Inc. (registered broker-dealer) (1991 to present)

Carrie L. Butler (age 42)	Vice President	Since 1991	Managing Director of International Strategy & Investment Inc. (registered investment advisor) (2000 to present)
Edward J. Veilleux (age 66) 5 Brook Farm Court Hunt Valley, MD 21030	Vice President and Chief Compliance Officer	Vice President since 1992; Chief Compliance Officer since 2008
President, EJV Financial Services, LLC (mutual fund consulting company) (2002 to present); officer of various investment companies for which EJV Financial Services provides consulting and compliance services

Stephen V. Killorin (age 56)	Chief Financial Officer, Treasurer and Vice President	Since 2010
Executive Managing Director and Chief Financial Officer of International Strategy & Investment Inc. (registered investment advisor) (2000 to present); Executive Managing Director and Chief Financial Officer of International Strategy & Investment Group Inc. (registered broker-dealer) (2000 to present); Treasurer and Chief Financial Officer of the Fund (August 2010 to present) formerly Chief Compliance Officer of the Fund (until April 2008)

Margaret M. Beeler (age 43)	Vice President and Secretary	Vice President since 1996; Secretary since 2004	Managing Director of International Strategy & Investment Inc. (registered investment advisor) (2004 to present)
Heena Dhruv (age 33)	Assistant Vice President	Since 2005
Managing Director of International Strategy & Investment Inc. (registered investment advisor) (2005 to present); formerly, Associate Managing Director of International Strategy & Investment Inc. (2003 to July 2005)

William Cox (age 42) State Street Bank and Trust Company 2 Avenue de Lafayette Boston, MA 02111	Assistant Treasurer	Since 2010
Vice President and Department Head, Fund Administration Division, State Street Bank and Trust Company (2003 - present) and officer of various investment companies for which State Street provides mutual fund administrative services

David James (age 39) State Street Bank and Trust Company 4 Copley Place, 5th Floor Boston, MA 02116	Assistant Secretary	Since 2010
Vice President and Managing Counsel, State Street Bank and Trust Company (fund administrator, transfer agent and custodian) (2009 to present); Vice President and Counsel, PNC Global Investment Servicing (US), Inc. 2006 to 2009; Assistant Vice President and Counsel, State Street Bank and Trust Company, October 2000 to December 2004 and was retired in 2005; and officer of various investment companies for which State Street provides mutual fund administrative services

Donna M. Brown (age 40) State Street Bank and Trust Company 4 Copley Place, 5th Floor Boston, MA 02116	Assistant Secretary	Since 2010
Vice President and Managing Counsel of State Street Bank and Trust Company (fund administrator, transfer agent and custodian) (2007 to present); Of Counsel, Baker Hostetler (June 2006 to December 2007); and Vice President and Director of Monster Worldwide, Inc. (2002 to 2006)

        Directors and officers of the Fund are also directors and officers of all of the other investment companies advised by International Strategy & Investment Inc. (“ISI” or the “Advisor”) or its affiliates. There are currently four funds in the ISI Family of Funds (the “ISI Fund Complex”).  Each of the above named persons serves in the capacity noted above for each fund in the ISI Fund Complex.

Information about Each Director’s Qualification, Experience, Attributes or Skills

The Board believes each of the directors has the qualifications, experience, attributes and skills (“Director Attributes”) appropriate to their continued service as a Director of the Fund in light of the Fund’s business and structure.  In addition to a demonstrated record of business and/or professional accomplishment, most of the Directors have served on boards for organizations other than the Fund, and have served on the Board for a number of years.  They therefore have substantial board experience and, in their service to the Fund, have gained substantial insight as to the operation of the Fund and have demonstrated a commitment to discharging oversight duties as directors in the interests of shareholders.  The Board annually conducts a “self-assessment” wherein the effectiveness of the Board and individual Directors is reviewed.  In conducting its annual self-assessment, the Board has determined that the Directors have the appropriate attributes and experience to continue to serve effectively as Directors of the Fund.

In addition to the information provided in the charts above, certain additional information regarding the directors and their Director Attributes is provided below.  The information is not all-inclusive.  Many Director Attributes involve intangible elements, such as intelligence, integrity and work ethic, along with the ability to work together, to communicate effectively, to exercise judgment and ask incisive questions, and commitment to shareholder interests.

Mr. Jacques has experience as a consultant and understands the various aspects and challenges involved in running a corporation.  Mr. Jacques has served for many years as a senior executive of WMJ Consulting, LLC, including as President, and as a principal of a real estate development company.  Mr. Jacques’ experience in these roles has exposed him to many of the business challenges which any business will face.  Mr. Jacques has over 8 years of experience on the boards of directors of the ISI Funds and therefore understands the regulation, management and oversight of mutual funds.

Mr. Kuczmarski has financial accounting experience as a Certified Public Accountant.  Mr. Kuczmarski also currently serves as a director of other mutual funds.  In serving on these boards, Mr. Kuczmarski has come to understand and appreciate the role of a director and has been exposed to many of the challenges facing a board and the appropriate ways of dealing with those challenges.  Mr. Kuczmarski has over 26 years of experience on the boards of directors of other funds and therefore understands the regulation, management and oversight of mutual funds.

Mr. Levy has financial accounting experience as a former partner of KPMG Peat Marwick.  Mr. Levy also has extensive experience as a director for public companies.  In serving on these boards, Mr. Levy has come to understand and appreciate the role of a director and has been exposed to many of the challenges facing a board and the appropriate ways of dealing with those challenges.  Mr. Levy also served as a director of another group of mutual funds and has over 6 years of experience on the boards of directors of the ISI Funds and therefore understands the regulation, management and oversight of mutual funds.

Mr. Medaugh is President of the Advisor.  Mr. Medaugh has intimate knowledge of the Advisor and the Fund, its operations, personnel and financial resources.  His position of responsibility at the Advisor, in addition to his knowledge of the firm, has been determined to be valuable to the Board in its oversight of the Fund.  Mr. Medaugh has 3 years of experience on the board of directors of the ISI Funds and therefore understands the regulation, management and oversight of mutual funds.

Leadership Structure and Risk Management Oversight

    The Board has chosen to select different individuals as Chairman of the Board of the ISI Funds and as President of the ISI Funds. Currently, Mr. Levy, an Independent Trustee, serves as Chairman of the Board and of the Audit Committee, while Mr. Medaugh, a Director who is also an employee of the Adviser, serves as President of the ISI Funds. The Board believes that this leadership structure is appropriate, since Mr. Medaugh provides the Board with insight regarding the ISI Funds’ day-to-day management, while Mr. Levy provides an independent perspective on the ISI Funds’ overall operation.

    The Board has delegated management of the ISI Funds to service providers who are responsible for the day-to-day management of risks applicable to the ISI Funds. The Board oversees risk management for the ISI Funds in several ways. The Board receives regular reports from both the chief compliance officer and administrator for the ISI Funds, detailing the results of the ISI Funds’ compliance with their Board-adopted policies and procedures, the investment policies and limitations of the ISI Funds, and applicable provisions of the federal securities laws and Internal Revenue Code. As needed, the Adviser discusses management issues respecting the ISI Funds with the Board, soliciting the Board’s input on many aspects of management, including potential risks to the ISI Funds. The Board’s Audit Committee also receives reports on various aspects of risk that might affect the ISI Funds and offers advice to management, as appropriate. The Directors also meet in executive session with Independent counsel, counsel to the ISI Funds, the chief compliance officer and representatives of management, as needed. Through these regular reports and interactions, the Board helps to establish risk management parameters for the ISI Funds, which are effected on a day-to-day basis by service providers to the ISI Funds.

Director Ownership in the ISI Funds
Name of Director	Dollar Range of Beneficial Ownership as of December 31, 2009 in the Fund (1)(2)	Aggregate Dollar Range of Ownership as of December 31, 2009 in all Funds Overseen by Director in the ISI Fund Complex (1) (2)
Independent Directors:
W. Murray Jacques	None	$10,001 – $50,000
Louis E. Levy	None	$10,001 – $50,000
Edward A. Kuczmarski	None	$10,001 – $50,000
Interested Director:
R. Alan Medaugh	None	Over $100,000

(1)   Securities beneficially owned as defined under the Securities Exchange Act of 1934 include securities in which the Director has a direct or indirect pecuniary interest, with certain exceptions, and securities with respect to which the Director can exert voting power or has authority to sell.

(2)   The dollar ranges are: None, $1–$10,000, $10,001–$50,000, $50,001–$100,000, and over $100,000.  The ISI Fund Complex consists of the following: ISI Strategy Fund, Inc., North American Government Bond Fund, Inc., Managed Municipal Fund, Inc. and Total Return U.S. Treasury Fund, Inc.

Ownership of Securities of the Advisor and Related Companies

As reported to the Fund, as of December 31, 2009 no Independent Director or any of his immediate family members owned beneficially or of record securities of the Advisor, the Distributor, or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Advisor or the Distributor.

Compensation of Directors and Officers

Officers of the Fund receive no direct remuneration in such capacity from the Fund, except the Fund pays fees for the services of its Chief Compliance Officer.  Officers and Directors of the Fund who are officers or directors of the Advisor, the Distributor, the administrator or other service providers of the Fund may be considered to have received remuneration indirectly. As compensation for his services, each Independent Director receives a retainer and meeting fees (plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his attendance at Board and committee meetings) from the ISI Fund Complex. Payment of such fees and expenses is allocated among all of the funds in the ISI Fund Complex in direct proportion to their relative net assets.

The following table shows the aggregate compensation paid to each of the Fund's Directors by the Fund and by the ISI Fund Complex during the fiscal year ended October 31, 2009.

Name of Director	Aggregate Compensation from the Fund Paid to Directors	Total Compensation from the Fund and ISI Fund Complex Paid to Directors
R. Alan Medaugh*	None	None
W. Murray Jacques	$3,283	$16,000 for service on 4 Boards in the ISI Fund Complex
Edward A. Kuczmarski	$3,283	$16,000 for service on 4 Boards in the ISI Fund Complex
Louis E. Levy	$4,512	$22,000 for service on 4 Boards in the ISI Fund Complex

* Director who is an “interested person” as defined in the 1940 Act.

Information Concerning Committees and Meetings of Directors

        The Board met four times during the fiscal year ended October 31, 2009 and each Director attended 100% of the meetings of the Board and meetings of the committees of the Board on which such Director served.

           The Fund has an Audit and Compliance Committee ("Audit Committee") consisting of Messrs. Levy, Jacques and Kuczmarski.  All members of the Audit Committee are Independent Directors. Mr. Levy serves as Chairman of the Audit Committee.  During the fiscal year ended October 31, 2009, the Audit Committee met four times.  In accordance with its written charter adopted by the Board, the Audit Committee assists the Board in fulfilling its responsibility for oversight of fund accounting, the Fund's system of control, the Fund's process for monitoring compliance with laws and regulations, and the quality and integrity of the financial reports and audits of the Fund.  The Audit Committee is directly responsible for the appointment, compensation, and oversight of the work of any independent registered public accounting firm employed by the Fund (including resolution of disagreements between management and the accountants regarding financial reporting). The Audit Committee reviews and approves in advance any proposals by management of the Fund or the Advisor that the Fund, the Advisor, or their affiliated persons employ the Fund's independent registered public accounting firm to render "permissible non-audit services," as that term is defined in the rules and regulations of the SEC, and to consider whether such services are consistent with the independent accounting firm’s independence.

       The Nominating Committee, which meets when necessary, consists of Messrs. Levy, Jacques and Kuczmarski.  All members of the Nominating Committee are Independent Directors.   The Nominating Committee is charged with the duty of making all nominations for Independent Directors to the Board. The Committee will not consider nominees recommended by shareholders.  The Committee did not meet during the fiscal year ended October 31, 2009.

       The Compensation Committee, which meets when necessary, consists of Messrs. Levy, Jacques and Kuczmarski.  All members of the Compensation Committee are Independent Directors.  The Compensation Committee is responsible for reviewing the compensation paid to the Independent Directors for its appropriateness, and making recommendations to the full Board with respect to the compensation of the Directors.  The Committee met two times during the fiscal year ended October 31, 2009.

Code of Ethics

           The Board has adopted a Code of Ethics for the Fund pursuant to Rule 17j-1 under the 1940 Act.  The Code of Ethics permits access persons of the Fund to trade securities that may be purchased or held by the Fund in their own accounts, provided that the access persons comply with the Code’s provisions and reporting requirements.

           The Advisor and the Distributor have each adopted a Code of Ethics pursuant to Rule 17j-1.  These Codes of Ethics permit access persons of the Fund who are employees of the Advisor and the Distributor to trade securities that may be purchased or held by the Fund in their own accounts, subject to compliance with reporting requirements.  In addition, the Codes of Ethics also provide for trading “blackout periods” that prohibit trading by access persons within periods of trading by the Fund in the same security, subject to certain exceptions.  The Codes of

Ethics prohibit short-term trading profits and personal investment in initial public offerings.  The Codes of Ethics require prior approval with respect to purchases of securities in private placements.

 The Codes of Ethics are on public file with, and are available from, the SEC.

INVESTMENT ADVISORY SERVICES

   ISI serves as the Fund's investment advisor pursuant to an Investment Advisory Agreement dated as of April 1, 1991 (the “Advisory Agreement”).

       ISI is a registered investment advisor that was formed in January 1991.  ISI is owned by Messrs. Edward S. Hyman, the Fund’s Senior Economic Advisor, R. Alan Medaugh, the Fund's President and Director, and Nancy R. Lazar, a Vice President of the Fund.  Due to their stock ownership, Messrs. Hyman and Medaugh and Ms. Lazar may be deemed controlling persons of ISI.  The owners of ISI may directly or indirectly receive the benefits of the advisory fee paid to ISI.  ISI and International Strategy & Investment Group, Inc. (“ISI Group” or the “Distributor”) are also the advisor and principal underwriter, respectively, to Total Return U.S. Treasury Fund, Inc., North American Government Bond Fund, Inc. and ISI Strategy Fund, Inc., each an open-end management investment company.  These funds, along with the Fund, had approximately $ 421 million of net assets as of July 31 , 2010.

          Under the Advisory Agreement, ISI: (1) formulates and implements continuing programs for the purchase and sale of securities, (2) determines what securities (and in what proportion) shall be represented in the Fund's portfolio, (3) provides the  Board with regular financial reports and analyses with respect to the Fund's portfolio investments and operations, and the operations of comparable investment companies, (4) obtains and evaluates economic, statistical and financial information pertinent to the Fund, and (5) takes, on behalf of the Fund, all actions which appear to the Advisor necessary to carry into effect its purchase and sale programs. Any investment program undertaken by ISI will at all times be subject to the policies and control of the Fund's Board.  ISI shall not be liable to the Fund or its shareholders for any act or omission by ISI or any losses sustained by the Fund or its shareholders except in the case of willful misfeasance, bad faith, gross negligence, or reckless disregard of duty. The services of ISI to the Fund are not exclusive and ISI is free to render similar services to others.

          As compensation for its services, ISI is entitled to receive a fee from the Fund, calculated daily and paid monthly, at the annual rate of 0.40% of the Fund's average daily net assets. Advisory fees paid by the Fund to ISI under the Advisory Agreement for the last three fiscal years were as follows:

Fiscal Years Ended October 31,
2009	2008	2007
$354,158	$298,782	$310,424

The Advisory Agreement continues in effect from year to year, provided that such continuance is specifically approved at least annually by the Board, including a majority of the Independent Directors, at an in-person meeting called for such purpose, or by a vote of a majority of the outstanding Shares. The Fund or ISI may terminate the Advisory Agreement on 60 days' written notice without penalty. The Advisory Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

Portfolio Manager

R. Alan Medaugh serves as portfolio manager and is responsible for the day-to-day management of the Fund.  The following table indicates the other accounts managed by the portfolio manager as of October 31, 2009:

Type of Account	Total Number of Other Accounts Managed	Total Assets of Other Accounts Managed	Number of Accounts Managed with an Advisory Fee Based on Performance	Total Assets of Accounts with an Advisory Fee Based on Performance
Registered Investment Companies:	3	$323,499,634	0	$ 0
Other Pooled Investment Vehicles:	11	$2,641,222,828	4	$146,065,295
Other Accounts:	0	$ 0	0	$ 0

     As an owner of ISI, Mr. Medaugh receives an annual draw of ISI’s profits plus a bonus paid out of ISI’s net income. The bonus is based on Mr. Medaugh’s ownership interest in ISI.  Mr. Medaugh’s overall compensation is therefore influenced by the value of assets of the Fund and the other funds in the ISI Fund Complex.

As of October 31, 2009, Mr. Medaugh did not own any Shares of the Fund.

ISI does not believe that material conflicts of interest arise as a result of the portfolio manager’s servicing of multiple accounts for the following reasons: (1) the management approach of ISI involves processes that help mitigate the evolvement of conflicts of interest between accounts, (2) the maintenance by ISI of portfolio allocation and best execution procedures, (3) the maintenance by ISI of a Code of Ethics that establishes standards and procedures for the detection and prevention of activities by which persons having knowledge of the investments and investment intentions of the Fund may abuse their fiduciary duties to the Fund; and (4) the nature of the management fee, performance based or not, has no bearing on how ISI manages a client account.  If a material conflict of interest arises between the Fund and other accounts managed by the portfolio manager, ISI will proceed in a manner that ensures that the Fund will not be materially treated less favorably.

ADMINISTRATION FUND ACCOUNTING CUSTODIAN AND TRANSFER AGENCY SERVICES

State Street Bank and Trust Company (“State Street”), One Lincoln Street, Boston, Massachusetts 02111, is the administrator of the Fund pursuant to the terms of a Master Administration Agreement. Pursuant to the Master Administration Agreement, State Street is responsible for providing certain administrative services to the Fund, and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Fund other than investment advisory activities, including maintaining the books and records of the Fund, and preparing certain reports and other documents required by federal and/or state laws and regulations.

State Street is the fund accountant, and custodian pursuant to the terms of a Master Custodian Agreement.  As custodian, State Street is responsible for safeguarding and controlling the Fund’s cash and securities, handling the delivery of securities and collecting interest and dividends on the Fund’s investments. State Street as fund accounting agent is responsible for maintaining the books and records and calculating the daily net asset value of the Fund.

State Street also serves as transfer agent for the Fund pursuant to the terms of a Transfer Agency and Service Agreement and is responsible for the issuance, transfer and redemption of shares and the opening, maintenance and servicing of shareholder accounts.

 For the performance of these administrative, fund accounting, custodian and transfer agency services, the ISI Fund Complex pays State Street a fee at the annual rate of $177,320 .

Prior to August 9 , 2010, Ultimus Fund Solutions, LLC (“Ultimus”), 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, served as the administrator and fund accountant of the Fund.  As administrator, Ultimus supplied non-investment related statistical and research data, internal regulatory compliance services and executive and administrative services.  Ultimus supervised the preparation of tax returns, reports to shareholders of the Fund, reports to and filings with the SEC and state securities commissions, and materials for meetings of the Board.  As fund accountant, Ultimus calculated the net asset value per share of the Fund and provided information necessary to prepare the Fund’s financial statements and tax returns.  For the performance of these administrative and fund accounting services, the ISI Fund Complex paid Ultimus a fee at the annual rate of 0.10% of the average value of its aggregate daily net assets up to $500 million, 0.075% of such assets from $500 million to $1 billion and 0.06% of such assets in excess of $1 billion, subject to a minimum fee of $500,000 per year.  Such fee was allocated among all of the funds in the ISI Fund Complex in direct proportion to their relative net assets.

Prior to September 24, 2007, Citigroup Fund Services, LLC (“Citigroup”), Two Portland Square, Portland, Maine 04101, served as the administrator, transfer agent and fund accountant of the Fund.  Citigroup received a combined fee for administration, transfer agency and fund accounting services equal to 0.10% on the first $500 million of total ISI Fund Complex assets and 0.04% on total ISI Fund Complex assets over $500 million, subject to a monthly minimum fee.

Administration and fund accounting fees paid by the Fund to Ultimus and/or Citigroup for the past three fiscal years were as follows:

Fiscal Years Ended October 31,
2009	2008	2007
$104,363	$87,454	$88,190

DISTRIBUTION OF FUND SHARES

Distribution Agreement and Rule 12b-1 Plan

     International Strategy & Investment Group, Inc. (“ISI Group” or the “Distributor”) serves as principal underwriter of the Fund pursuant to a Distribution Agreement effective April 1, 1997. The Distribution Agreement provides that ISI Group has the exclusive right to distribute the Shares either directly or through other broker-dealers.  ISI Group, a Delaware corporation, is a broker-dealer that was formed in 1991 and is an affiliate of ISI. The address of ISI Group is 40

West 57th Street, 18th Floor, New York, New York 10019.  R. Alan Medaugh, Edward S. Hyman, Nancy R. Lazar and Stephen V. Killorin are affiliates of both the Fund and ISI Group.

           The Distribution Agreement provides that ISI Group, on behalf of the Fund, will (i) solicit and receive orders for the purchase of Shares (ii) accept or reject such orders on behalf of the Fund in accordance with the Fund's currently effective Prospectus and transmit such orders as are accepted to the Fund's transfer agent as promptly as possible (iii) receive requests for redemption and transmit such redemption requests to the Fund's transfer agent as promptly as possible; (iv) respond to inquiries from the Fund's shareholders concerning the status of their accounts with the Fund; (v) provide the Board for its review with quarterly reports required by Rule 12b-1; (vi) maintain such accounts, books and records as may be required by law or be deemed appropriate by the Board; and (vii) take all actions deemed necessary to carry into effect the distribution of the Shares.

           ISI Group continually distributes Shares but has not undertaken to sell any specific number of Shares. The Distribution Agreement further provides that, in connection with the distribution of Shares, ISI Group will be responsible for all promotional expenses. The services provided by ISI Group to the Fund are not exclusive, and ISI Group shall not be liable to the Fund or its shareholders for any act or omission by ISI Group or any losses sustained by the Fund or its shareholders except in the case of willful misfeasance, bad faith, gross negligence, or reckless disregard of duty.

           The Distribution Agreement may be terminated at any time upon 60 days' written notice by the Fund, without penalty, by the vote of a majority of the Independent Directors or by a vote of a majority of the Fund's outstanding Shares (as defined in the section “Capital Shares”) or upon 60 days' written notice by the Distributor and shall automatically terminate in the event of an assignment. The Distribution Agreement continues in effect from year to year, provided that such continuance is specifically approved at least annually by the Board, including a majority of the Independent Directors.  The votes must be cast in person at a meeting specifically called for such purpose. The Distribution Agreement was most recently approved by the Board, including a majority of the Independent Directors, on September 16, 2009.

           ISI Group has entered into Agency Distribution and Shareholder Servicing Agreements (“Agency Agreements”) with Participating Dealers under which such broker-dealers have agreed to process investor purchase and redemption orders and respond to inquiries from shareholders concerning the status of their accounts and the operations of the Fund. Any Agency Agreement may be terminated in the same manner as the Distribution Agreement at any time and shall automatically terminate in the event of an assignment.

           In addition, the Fund may enter into Shareholder Servicing Agreements with certain banks and other financial institutions to act as Shareholder Servicing Agents, pursuant to which ISI Group will allocate a portion of its distribution fees as compensation for such financial institutions' ongoing shareholder services. The Fund may also enter into Shareholder Servicing Agreements pursuant to which the Distributor or the Advisor or their respective affiliates will provide compensation out of their own resources. Such financial institutions may impose separate fees in connection with these services.

           Dealers may charge their customers a processing or service fee in connection with the purchase or redemption of Shares.  The amount and applicability of such fee is determined by each individual dealer and disclosed to its customers.  Processing or service fees typically are fixed, nominal dollar amounts and are in addition to the sales and other charges described in the Prospectus and this SAI.  Your dealer will provide you with specific information about any processing or service fees you will be charged.

           The Distributor, the Advisor or their affiliates may, from their own assets, make cash payments to some, but not all, Participating Dealers, Shareholder Servicing Agents or other financial intermediaries for shareholder services, as an incentive to sell shares of the Fund and/or promote retention of their customers’ assets in the Fund.   These payments, sometimes referred to as “revenue sharing,” do not change the price paid by shareholders to purchase the Fund’s Shares or the amount the Fund receives as proceeds from such sales.  Revenue sharing payments may be made to Participating Dealers, Shareholder Servicing Agents and other financial intermediaries that provide services to the Fund or to shareholders of the Fund, including shareholder servicing, transaction processing, recordkeeping, sub-accounting and other administrative services.  Revenue sharing payments may also be made to Participating Dealers, Shareholder Servicing Agents or other financial intermediaries for inclusion of the Fund on preferred or recommended lists and for granting the Distributor or its affiliates, access to sales meetings, sales representatives and management representatives of the Participating Dealers, Shareholder Servicing Agents or other financial intermediaries.  These fees may be in addition to any distribution, administrative or shareholder servicing fees or other fees or charges paid from the Fund’s assets to these Participating Dealers, Shareholder Servicing Agents or other financial intermediaries or by shareholders directly.

           Pursuant to Rule 12b-1 under the 1940 Act, which provides that investment companies may pay distribution expenses, directly or indirectly, only pursuant to a plan adopted by the investment company's board of directors and approved by its shareholders, the Fund has adopted a Distribution and Shareholder Service Plan (the “Plan”) for its Class A shares. Under the Plan, the Fund pays fees to ISI Group for distribution and other shareholder servicing assistance as set forth in the related Distribution Agreement, and ISI Group is authorized to make payments out of its fees to Participating Dealers and to Shareholder Servicing Agents. The Plan will remain in effect from year to year if it is specifically approved at least annually by the Board, including a majority of the Independent Directors who have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan, by votes cast in person at a meeting called for such purpose. The Plan was most recently approved by the Board, including a majority of the Independent Directors, on September 16, 2009.

           In approving the Plan, the Directors concluded, in the exercise of reasonable business judgment, that there was a reasonable likelihood that the Plan would benefit the Fund and its shareholders. The Plan is a core component of the ongoing distribution of the Shares.  The Plan will be renewed only if the Directors make a similar determination in each subsequent year. The Plan may not be amended to increase materially the fee to be paid pursuant to the Plan without the approval of the shareholders of the Fund. The Plan may be terminated at any time, without penalty, by a vote of a majority of the Independent Directors or by a vote of a majority of the outstanding Class A Shares.

           During the operation of the Plan, the Board will be provided for its review, at least quarterly, a written report concerning the payments made under the Plan to ISI Group pursuant to the Distribution Agreement, to Participating Dealers pursuant to any Agency Distribution Agreements and to Shareholder Servicing Agents pursuant to Shareholder Servicing Agreements. Such reports shall be made by the persons authorized to make such payments. In addition, during the operation of the Plan, the selection and nomination of the Fund's Independent Directors shall be committed to the discretion of the Independent Directors.

           Under the Plan, amounts allocated to Participating Dealers and Shareholder Servicing Agents may not exceed amounts payable to ISI Group, as appropriate, with respect to Shares held by or on behalf of customers of such entities. Payments under the Plan are made as described above regardless of the Distributor's actual cost of providing distribution services and may be used to pay the Distributor's overhead expenses. If the cost of providing distribution services to the Fund in connection with the sale of Class A Shares is less than 0.25% of the Fund’s average daily net assets for any period, the unexpended portion of the distribution fee may be retained by the Distributor. The Plan does not provide for any charges to the Fund for excess amounts expended by the Distributor and, if the Plan is terminated in accordance with its terms, the obligation of the Fund to make payments to the Distributor pursuant to such Plan will cease and the Fund will not be required to make any payments past the date the Distribution Agreement terminates. In return for payments received pursuant to the Plan, the Distributor pays the distribution-related expenses of the Fund including one or more of the following: advertising expenses; printing and mailing of prospectuses to other than current shareholders; compensation to Participating Dealers, Shareholder Servicing Agents and other sales personnel; and interest, carrying or other financing charges.

           As compensation for providing distribution and related administrative services as described above, the Fund pays ISI Group a monthly fee equal to the annual rate of 0.25% of the Fund’s average daily net assets allocable to the Class A shares. The Distributor may allocate up to all of its fees to Participating Dealers and Shareholder Servicing Agents.  Mr. Hyman and Ms. Lazar have a financial interest in the Plan due to their ownership interests in the Distributor.

       During the fiscal year ended October 31, 2009, Class A shares paid $221,348 in distribution and shareholder service expenses under the Plan.

       Class I shares do not have any distribution and shareholder service expenses under the Plan.

Receipt and Retention of Sales Charges

           The offering price of Class A Shares includes the relevant sales charge.  The commission retained by the Distributor is the sales charge less the reallowance paid to Participating Dealers.  Normally, reallowances are paid to Participating Dealers as indicated in the following table.

	Sales Charge as a % of
Amount of Purchase	Offering Price	Reallowance
Less than $100,000	3.00%	2.75%
$100,000 - $249,999	2.50%	2.25%
$250,000 - $499,999	2.00%	1.75%
$500,000 - $999,999	1.50%	1.25%
$1,000,000 - $1,999,999	0.75%	0.75%
$2,000,000 - $2,999,999	0.50%	0.50%
$3,000,000 and over	None	None

    During the past three fiscal years, the Distributor received the following sales charges on sales of Class A Shares, and from such sales charges, the Distributor retained the following commissions:

Fiscal Years Ended October 31,
2009		2008		2007
Received	Retained	Received	Retained	Received	Retained
$244,751	$24,001	$99,175	$10,000	$42,566	$5,970

   Class I shares are not subject to any sales charges.

Expenses Borne by the Fund

           Except as described elsewhere, the Fund pays or causes to be paid all continuing expenses of the Fund, including, without limitation: investment advisory, administration and distribution fees; the charges and expenses of any registrar, any custodian or depository appointed by the Fund for the safekeeping of cash, portfolio securities and other property, and any transfer, dividend or accounting agent or agents appointed by the Fund; brokers' commissions, if any, chargeable to the Fund in connection with portfolio securities transactions to which the Fund is a party; all taxes, including securities issuance and transfer taxes, and corporate fees payable by the Fund to federal, state or other governmental agencies; the costs and expenses of engraving or printing of certificates representing Shares; all costs and expenses in connection with the maintenance of registration of the Fund and its Shares with the SEC and various states and other jurisdictions (including filing fees, legal fees and disbursements of counsel); the costs and expenses of printing, including typesetting and distributing prospectuses and SAIs of the Fund and supplements thereto to the shareholders; all expenses of shareholders' and Board meetings and of preparing, printing and mailing proxy statements and reports to shareholders; fees and travel expenses of Independent Directors and independent members of any advisory board or committee; all expenses incident to the payment of any dividend, distribution, withdrawal or redemption, whether in Shares or in cash; charges and expenses of any outside service used for pricing of the Shares; fees and expenses of legal counsel (including counsel to the Independent Directors) or independent accountants in connection with any matter relating to the Fund; membership dues of industry associations; interest payable on Fund borrowings; postage; insurance premiums on property or personnel (including officers and Directors) of the Fund which inure to its benefit; extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification related thereto); and all other charges and costs of the Fund's operation unless otherwise explicitly assumed by ISI, ISI Group or State Street.

DISCLOSURE OF PORTFOLIO HOLDINGS

        Portfolio holdings of the Fund are disclosed to the public on a quarterly basis in filings with the SEC.  Portfolio holdings as of the end of the Fund’s annual and semi-annual fiscal periods are reported within 10 days of the mailing of the annual or semi-annual report (typically no later than 70 days after the end of each such period).  Portfolio holdings as of the end of the first and third fiscal quarters are reported to the SEC within 60 days of the end of such period.  You may request a copy of the Fund’s latest annual and semi-annual reports to shareholders by contacting the Fund’s transfer agent at One Lincoln Street, Boston, Massachusetts 02111, or at (800) 882-8585.  You may also obtain a copy of the Fund’s latest Form N-Q by accessing the SEC’s website at www.sec.gov.

        The Board has authorized disclosure of the Fund’s nonpublic portfolio holdings information to certain persons who provide services on behalf of the Fund or to its service providers in advance of public release.  The Advisor and State Street, the Fund’s administrator, transfer agent and custodian have regular and continuous access to the Fund’s portfolio holdings.  In addition, the Distributor and the officers of the Fund, as well as proxy voting services, may have access to the Fund’s nonpublic portfolio holdings information on an ongoing basis.  The Fund’s independent registered public accounting firm receives nonpublic portfolio holding information at least annually and usually within seven days of the Fund’s fiscal year end and may also have access to the Fund’s nonpublic portfolio holdings information on an as needed basis.  The Directors and legal counsel to the Fund and to the Independent Directors may receive information on an as needed basis.  Mailing services, financial printers and typesetters receive nonpublic portfolio holdings information no sooner than 30 days following the end of a quarter.  The Board may authorize additional disclosure of the Fund’s portfolio holdings.

    The Fund’s Chief Compliance Officer may approve other arrangements under which information relating to portfolio securities held by the Fund or purchased or sold by the Fund is disclosed to any shareholder or other person.  The Chief Compliance Officer shall approve such an arrangement only if he concludes (based on a consideration of the information to be disclosed, the timing of the disclosure, the intended use of the information and other relevant factors) that the arrangement is reasonably necessary to aid in conducting the ongoing business of the Fund and is unlikely to affect adversely the Fund or any shareholder of the Fund.  The Chief Compliance Officer shall inform the Board of any such arrangements that are approved by the

Chief Compliance Officer, and the rationale supporting such approval, at the next regular quarterly meeting of the Board following such approval.

       No compensation is paid to the Fund, nor to the Fund’s knowledge, paid to the Advisor or any other person in connection with the disclosure of the Fund’s portfolio holdings. The Codes of Ethics of the Fund, the Advisor, and the Distributor are intended to address potential conflicts of interest arising from the misuse of information concerning the Fund’s portfolio holdings. The Fund’s service providers are subject to confidentiality provisions contained within their service agreements, professional codes, or other policies that address conflicts of interest arising from the misuse of this information.

       The Fund’s portfolio holdings disclosure policy is periodically reviewed by the Board. In order to help ensure that this policy is in the best interests of Fund shareholders as determined by the Board, the Chief Compliance Officer will make an annual report to the Board.  In addition, the Board will receive any interim reports that the Chief Compliance Officer may deem appropriate.  Any conflict identified by the Fund resulting from the disclosure of nonpublic portfolio holdings information between the interests of shareholders and those of the Advisor, the Distributor or any of their affiliates will be reported to the Board for appropriate action.

BROKERAGE

           ISI is responsible for decisions to buy and sell securities for the Fund, selection of broker-dealers and negotiation of commission rates.

           Municipal obligations and other debt securities are traded principally in the over-the-counter market on a net basis through dealers acting for their own account and not as brokers. The cost of securities purchased from underwriters includes an underwriter's commission or concession, and the prices at which securities are purchased and sold from and to dealers include a dealer's mark-up or mark-down. ISI attempts to negotiate with underwriters to decrease the commission or concession for the benefit of the Fund. ISI normally seeks to deal directly with the primary market makers unless, in its opinion, better prices are available elsewhere. Securities firms or futures commission merchants may receive brokerage commissions on transactions involving Futures Contracts. On occasion, certain money market instruments may be purchased directly from an issuer without payment of a commission or concession.

           ISI's primary consideration in effecting securities transactions is to obtain, on an overall basis, the best net price and the most favorable execution of orders. To the extent that the execution and prices offered by more than one broker-dealer are comparable, ISI may, in its discretion, effect agency transactions with broker-dealers that furnish statistical or other, research information or services which ISI deems to be beneficial to the Fund's investment program. Certain research services furnished by broker-dealers may be useful to ISI for clients other than the Fund.  Similarly, any research services received by ISI through placement of portfolio transactions for other clients may be of value to ISI in fulfilling its obligations to the Fund.

     No specific value can be determined for research and statistical services furnished without cost to ISI by a broker-dealer. ISI is of the opinion that because the material must be analyzed and reviewed by its staff, its receipt does not tend to reduce expenses, but may be beneficial in supplementing ISI's research and analysis. Therefore, it may tend to benefit the Fund by improving the quality of ISI's investment advice. In over-the-counter transactions, ISI will not pay any commission or other remuneration for research services. ISI's policy is to pay a broker-dealer higher commissions for particular transactions than might be charged if a different broker-dealer had been chosen when, in ISI's opinion, this policy furthers the overall objective of obtaining best price and execution. Subject to periodic review by the Board, ISI is also authorized to pay broker-dealers higher commissions on brokerage transactions for the Fund in order to secure research and investment services described above. The allocation of orders among broker-dealers and the commission rates paid by the Fund will be reviewed periodically by the Board. The foregoing policy under which the Fund may pay higher commissions to certain broker-dealers in the case of agency transactions, does not apply to transactions effected on a principal basis.

     ISI manages other investment accounts. It is possible that, at times, identical securities will be acceptable for the Fund and one or more of such other accounts; however, the position of each account in the securities of the same issuer may vary and the length of time that each account may choose to hold its investment in such securities may likewise vary. The timing and amount of purchase by each account will also be determined by its cash position. If the purchase or sale of securities consistent with the investment policies of the Fund or one or more of these accounts is considered at or about the same time, transactions in such securities will be allocated among the accounts in a manner deemed equitable by the Advisor.  ISI may combine such transactions, in accordance with applicable laws and regulations, in order to obtain the best net price and most favorable execution. Such simultaneous transactions, however, could adversely affect the ability of the Fund to obtain or dispose of the full amount of a security that it seeks to purchase or sell.

    The Fund paid no brokerage commissions during the past three fiscal years.

    The following table lists the “regular broker-dealers” of the Fund whose securities (or the securities of the parent company) were acquired during the past fiscal year and the market value of those securities as of the end of the Fund’s most recent fiscal year:

Regular Broker-Dealer	Type of Security	Market Value
J.P. Morgan Securities Inc.	Repurchase Agreement	$4,531,000

CAPITAL SHARES

           Under the Fund’s Articles of Incorporation, the Fund may issue Shares of its capital stock with a par value of $0.001 per Share. The Fund's Articles of Incorporation provide for the establishment of separate series and separate classes of shares by the Directors at any time without shareholder approval. The Fund currently has two classes of Shares. All Shares of the Fund regardless of class have equal rights with respect to voting, except that with respect to any matter affecting the rights of the holders of a particular series or class, the holders of each series or class will vote separately. Any such series will be a separately managed portfolio and shareholders of each series will have an undivided interest in the net assets of that series. For tax purposes, each series will be treated as a separate entity. Generally, each class of shares issued by a particular series will be identical to every other class and expenses (other than 12b-1 fees and any applicable service fees) are prorated among all classes of a series based upon the relative net assets of each class. Any matters affecting any class exclusively will be voted on by the holders of such class.

           Shareholders of the Fund do not have cumulative voting rights and, therefore, the holders of more than 50% of the outstanding Shares voting together for election of Directors may elect all the members of the Board. In such event, the remaining holders cannot elect any members of the Board.

           The Fund's By-Laws provide that any Director of the Fund may be removed by the shareholders by a vote of a majority of the votes entitled to be cast for the election of Directors. A meeting to consider the removal of any Director or Directors of the Fund will be called by the Secretary of the Fund upon the written request of the holders of at least one-tenth of the outstanding Shares of the Fund entitled to vote at such meeting.

           There are no preemptive or conversion rights applicable to any of the Shares. The Fund’s issued and outstanding Shares are fully paid and non-assessable. In the event of liquidation or dissolution of the Fund, each Share is entitled to its portion of the Fund's assets (or the assets allocated to a separate series of shares if there is more than one series) after all debts and expenses have been paid.

           As used in this SAI, the term “majority of the outstanding Shares” means the vote of the lesser of (i) 67% or more of the Shares present at a meeting, if the holders of more than 50% of the outstanding Shares are present or represented by proxy, or (ii) more than 50% of the outstanding Shares.

SEMI-ANNUAL REPORTS AND ANNUAL REPORTS

           The Fund furnishes shareholders with semi-annual reports and annual reports containing information about the Fund and its operations, including a list of investments held in the Fund's portfolio and financial statements. The annual financial statements are audited by the Fund's independent registered public accounting firm.

CUSTODIAN, FUND ACCOUNTANT, TRANSFER AGENT AND COMPLIANCE SERVICES

State Street, One Lincoln Street, Boston, Massachusetts 02111, is custodian and fund accountant of the Fund’s investments.  State Street as custodian is responsible for safeguarding and controlling the Fund’s cash and securities, handling the delivery of securities and collecting interest and dividends on the Fund’s investments. State Street as fund accounting agent is responsible for maintaining the books and records and calculating the daily net asset value of the Fund.

Prior to August 9 , 2010, the Northern Trust Company (“Northern Trust”), 50 South LaSalle Street, Chicago, Illinois 60675, served as custodian of the Fund’s investments.

State Street is the Fund’s transfer agent and distribution paying agent.  State Street maintains an account for each shareholder of record of the Fund and is responsible for processing purchase and redemption requests and paying distributions to shareholders of record.  State Street is registered as a transfer agent with the SEC.

 Prior to   August 9 , 2010, Ultimus was the Fund’s transfer agent and distribution paying agent, Ultimus is registered as a transfer agent with the SEC.  During the fiscal years ended October 31, 2009 and 2008, the Fund paid transfer agent fees of $13,667 and $12,035, respectively, to Ultimus.

EJV Financial Services, LLC provides compliance support services and the Chief Compliance Officer to the Fund.  Edward J. Veilleux, Vice President and Chief Compliance Officer of the Fund, is also a principal of EJV Financial Services, LLC.  During the fiscal years ended October 31, 2009, 2008 and 2007, the Fund paid compliance fees of $16,590, $13,594 and $6,039, respectively, to EJV Financial Services, LLC.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

                The annual financial statements of the Fund are audited by its independent registered public accounting firm, BBD, LLP , located at 1835 Market Street, 26 th Floor, Philadelphia, Pennsylvania 19103 .

LEGAL MATTERS

                Kramer Levin Naftalis & Frankel LLP, 1177 Avenue of the Americas, New York, New York 10036, serves as counsel to the Fund.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

To Fund management's knowledge, as of July 31 , 2010, the following shareholder owned beneficially or of record 5% or more of the outstanding Shares of the Fund:

Shareholder	Percentage of Fund Shares Owned
RBC Capital Markets Corp. FBO Emily J. Stolz P.O. Box 406 Port Angeles, Washington 98362	5. 75%

In addition, to Fund management's knowledge, as of July 31 , 2010, the Fund’s Directors and officers as a group owned less than 1% of the outstanding Shares of the Fund.

PORTFOLIO TURNOVER

           The Fund's annual portfolio turnover rate (the lesser of the value of the purchases or sales for the year divided by the average monthly market value of the portfolio during the year, excluding securities with maturities of one year or less) may vary from year to year, as well as within a year, depending on market conditions.

    The following table reflects the Fund's portfolio turnover rates during the last three fiscal years, exclusive of the Class I shares which have not commenced operations:

Fiscal Years Ended October 31,
2009	2008	2007
10%	7%	5%

FINANCIAL STATEMENTS

           The financial statements of the Fund, which have been audited by BBD, LLP , are incorporated herein by reference to the Fund's Annual Report for the fiscal year ended October 31, 2009.

PART C
OTHER INFORMATION

ITEM 28.  EXHIBITS

(a)(1)
Articles of Incorporation — Incorporated by reference to Exhibit 1(a) to Post-Effective Amendment No. 10 to Registrant's Registration Statement on Form N-1A (File No. 33-32819), filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-96-000098) on February 26, 1996

(a)(2)
Articles Supplementary to Articles of Incorporation dated December 15, 1993 —Incorporated  by reference to Exhibit (1)(b) to Post-Effective Amendment No. 10 to Registrant’s Registration Statement, filed via EDGAR (Accession No. 950116-96-000098) on February 26, 1996

(a)(3)
Articles Supplementary to Articles of Incorporation dated December 31, 1994 — Incorporated by reference to Exhibit (1)(c) to Post-Effective Amendment No. 10 to Registrant’s Registration Statement, filed via EDGAR (Accession No. 950116-96-000098) on February 26, 1996

(a)(4)
Articles Supplementary to Articles of Incorporation dated October 23, 1998 — Incorporated  by reference to Post-Effective Amendment No. 13 to Registrant’s Registration Statement, filed via EDGAR (Accession No. 0000950116-98-002526) on December 30, 1998

(a)(5)
Articles of Amendment dated April 9, 2001 — Incorporated  by reference to Exhibit (a)(2) to Post-Effective Amendment No. 17 to Registrant’s Registration Statement, filed via EDGAR (Accession No. 0001004402-03-000159) on February 28, 2003

(a)(6)	Articles Supplementary to Articles of Incorporation dated June 15, 2010 — Filed herewith as Exhibit (a)(6)

(b)
By-Laws, as amended through December 18, 2002 — Incorporated by reference to Exhibit (b) to Post Effective Amendment No. 17 to Registrant’s Registration Statement, filed via EDGAR (Accession No. 0001004402-03-000159) on February 28, 2003

(b)(1)	Amended and Restated By-Laws dated September 23, 2010 — Filed herewith as Exhibit (b)(1)

(c)	Instruments Defining Rights of Securities Holders — Incorporated by reference to Articles of Incorporation and Bylaws of Registrant, previously filed via EDGAR

(d)
Investment Advisory Agreement between Registrant and International Strategy & Investment Inc. — Incorporated by reference to Exhibit 5 to Post-Effective Amendment No. 10 to Registrant's Registration Statement, filed via EDGAR (Accession No. 950116-96-000098) on February 26, 1996

(e)(1)
Distribution Agreement between Registrant and International Strategy & Investment Group, Inc. — Incorporated by reference to Exhibit 6(d) of Post-Effective Amendment No. 12 to Registrant's Registration Statement, filed via EDGAR (Accession No. 950116-98-000479) on February 25, 1998

(e)(1)(i)	Amended and Restated Distribution Agreement between Registrant and International Strategy & Investment Group, Inc. — Filed herewith as Exhibit (e)(1)(i)

(e)(2)
Form of Agency Distribution and Shareholder Servicing Agreement — Incorporated by reference to Exhibit (e)(2) of Post-Effective Amendment No. 23 to Registrant's Registration Statement, filed via EDGAR (Accession No. 0001111830-08-000233) on February 28, 2008

(e)(3)	Amended Form of Shareholder Servicing Agreement — Filed herewith as Exhibit (e)(3)

(e)(4)	Agency Distribution Agreement — Filed herewith as Exhibit (e)(4)

(e)(5)	Agency Distribution and Shareholder Servicing Agreement — Filed herewith as Exhibit (e)(5)

(f)	Bonus or Profit Sharing Contracts — None

(g)
Custody Agreement between Registrant and The Northern Trust Company — Incorporated by reference to Exhibit (g) to Post-Effective Amendment No. 21 to Registrant’s Registration Statement, filed via EDGAR (Accession No. 0001275125-06-000080) on February 28, 2006

(g)(1)	Master Custodian Agreement between Registrant and State Street Bank and Trust Company dated July 1, 2010 — Filed herewith as Exhibit (g)(1)

(g)(2)	Transfer Agency and Service Agreement between Registrant and State Street Bank and Trust Company dated July 1, 2010 — Filed herewith as Exhibit (g)(2)

(g)(3)	Supplement to Transfer Agency and Service Agreement between Registrant and State Street Bank and Trust Company dated July 1, 2010 — Filed herewith as Exhibit (g)(3)

(g)(4)	Supplement to Transfer Agency and Service Agreement between Registrant and State Street Bank and Trust Company dated July 1, 2010 — Filed herewith as Exhibit (g)(4)

(h)
Mutual Fund Services Agreement between Registrant and Ultimus Fund Solutions, LLC — Incorporated by reference to Exhibit (h) of Post-Effective Amendment No. 23 to Registrant's Registration Statement, filed via EDGAR (Accession No. 0001111830-08-000233) on February 28, 2008

(h)(1)	Master Administration Agreement between Registrant and State Street Bank and Trust Company dated July 1, 2010 — Filed herewith as Exhibit (h)(i)

(h)(2)	Amended and Restated Master Administration Agreement between Registrant and State Street Bank and Trust Company dated July 1, 2010 — Filed herewith as Exhibit (h)(2)

(i)(1)	Opinion of Counsel — Incorporated by reference to Post-Effective Amendment No. 14 to Registrant’s Registration Statement, filed via EDGAR on February 29, 2000

(i)(2)	Consent of Counsel — Filed herewith as Exhibit (i)(2)

(j)	Consent of Independent Registered Public Accounting Firm — Filed herewith as Exhibit (j)

(k)	Omitted Financial Statements — None

(l)
Subscription Agreements re: initial capital — Incorporated by reference to Exhibit 13 of Post-Effective Amendment No. 10 to Registrant’s Registration Statement, filed via EDGAR (Accession No. 950116-96-000098) on February 26, 1996

(m)
Distribution and Shareholder Service Plan — Incorporated by reference to Exhibit (m)(1) of Post Effective Amendment No. 21 to Registrant’s Registration Statement, filed via EDGAR (Accession No. 0001275125-06-000080) on February 28, 2006

(m)(1)	Amended and Restated Distribution and Shareholder Service Plan — Filed herewith as Exhibit (m)(1)

(n)
Multi-Class Rule 18f-3 Plan — Incorporated by reference to Exhibit (n) of Post-Effective Amendment No. 28 to Registrant's Registration Statement, filed via EDGAR (Accession No. 0000891804-10-003342) on June 25, 2010

(n)(1)	Amended and Restated Multi-Class Rule 18f-3 Plan — Filed herewith as Exhibit (n)(1)

(o)	Reserved

(p)(1)
Registrant’s Code of Ethics — Incorporated by reference to Exhibit (p)(1) of Post-Effective Amendment No. 19 to Registrant’s Registration Statement, filed via EDGAR (Accession No. 0001275125-04-000457) on December 30, 2004

(p)(2)
International Strategy & Investment Inc.’s Code of Ethics — Incorporated by reference to Exhibit (p)(2) of Post-Effective Amendment No. 23 to Registrant's Registration Statement, filed via EDGAR (Accession No. 0001111830-08-000233) on February 28, 2008

(p)(3)
International Strategy & Investment Group, Inc.’s Code of Ethics— Incorporated by reference to Exhibit (p)(3) of Post-Effective Amendment No. 23 to Registrant's Registration Statement, filed via EDGAR (Accession No. 0001111830-08-000233) on February 28, 2008

(Other Exhibits)
 Powers of Attorney for Directors of Registrant— Incorporated by reference to Other Exhibits of Post-Effective Amendment No. 23 to Registrant's Registration Statement, filed via EDGAR (Accession No. 0001111830-08-000233) on February 28, 2008

ITEM 29.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

ISI Strategy Fund, Inc., North American Government Bond Fund, Inc. and Total Return U.S. Treasury Fund, Inc. may be deemed to be under the common control with the Registrant as they share the same investment advisor, International Strategy & Investment Inc., a Delaware corporation.

ITEM 30.  INDEMNIFICATION

Sections 1, 2, 3 and 4 of Article VIII of Registrant's Articles of Incorporation, incorporated herein by reference to Exhibit (a)(1) to this Registration Statement provide as follows:

Section 1. To the fullest extent that limitations on the liability of directors and officers are permitted by the Maryland General Corporation Law, no director or officer of the Corporation shall have any liability to the Corporation or its stockholders for damages. This limitation on liability applies to events occurring at the time a person serves as a director or officer of the Corporation whether or not such person is a director or officer at the time of any proceeding in which liability is asserted.

Section 2. The Corporation shall indemnify and advance expenses to its currently acting and its former directors to the fullest extent that indemnification of directors is permitted by the Maryland General Corporation Law. The Corporation shall indemnify and advance expenses to its officers to the same extent as its directors and to such further extent as is consistent with law. The Board of Directors of the Corporation may make further provision for indemnification of directors, officers, employees and agents in the By-Laws of the Corporation or by resolution or agreement to the fullest extent permitted by the Maryland General Corporation law.

Section 3. No provision of this Article VIII shall be effective to protect or purport to protect any director or officer of the Corporation against any liability to the Corporation or its security holders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

Section 4. References to the Maryland General Corporation Law in this Article VIII are to such law as from time to time amended. No further amendment to the Charter of the Corporation shall decrease, but may expand, any right of any person under this Article VIII based on any event, omission or proceeding prior to such amendment.

Sections 1, 2, 3, 4 and 5 of Article XIII of Registrant's By-Laws, included as Exhibit (b) to this Registration Statement and incorporated herein by reference, provide as follows:

Section 1. Indemnification. The Corporation shall indemnify its Directors to the fullest extent that indemnification of Directors is permitted by the Maryland General Corporation Law. The Corporation shall indemnify its officers to the same extent as its Directors and to such further extent as is consistent with law. The Corporation shall indemnify its Directors and officers who while serving as Directors or officers also serve at the request of the Corporation as a Director, officer, partner, trustee, employee, agent or fiduciary of another corporation, partnership, joint venture, trust, other enterprise or employee benefit plan to the fullest extent consistent with law. This Article XIII shall not protect any such person against any liability to the Corporation or any shareholder thereof to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

Section 2. Advances. Any current or former Director or officer of the Corporation claiming indemnification within the scope of this Article XIII shall be entitled to advances from the Corporation for payment of the reasonable expenses incurred by him in connection with proceedings to which he is a party in the manner and to the full extent permissible under the Maryland General Corporation Law, the Securities Act of 1933 (the "1933 Act") and the 1940 Act, as such statutes are now or hereafter in force.

Section 3. Procedure. On the request of any current or former Director or officer requesting indemnification or an advance under this Article XIII, the Board of Directors shall determine, or cause to be determined, in a manner consistent with the Maryland General Corporation Law, the 1933 Act and the 1940 Act, as such statutes are now or hereafter in force, whether the standards required by this Article XIII have been met.

Section 4. Other Rights. The indemnification provided by this Article XIII shall not be deemed exclusive of any other right, in respect of indemnification or otherwise, to which those seeking such indemnification may be entitled under any insurance or other agreement, vote of shareholders or disinterested Directors or otherwise, both as to action by a Director or officer of the Corporation in his official capacity and as to action by such person in another capacity while holding such office or position, and shall continue as to a person who has ceased to be a Director or officer and shall inure to the benefit of the heirs, executors and administrators of such a person.

Section 5. Maryland Law. References to the Maryland General Corporation Law in this Article XIII are to such law as from time to time amended.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event of a claim for indemnification against such liabilities (other than the payment by the Registrant of  expenses incurred or paid by a director, officer or controlling person in connection with the securities being registered) the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1940 Act and will be governed by the final adjudication of such issue. In the absence of a determination by a court of competent jurisdiction, the determinations that indemnification against such liabilities is proper, and advances can be made, are made by a majority of a quorum of the disinterested directors of the Registrant, or an independent legal counsel in a written opinion, based on review of readily available facts.

ITEM 31.  BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISOR

The following chart reflects the directors and officers of International Strategy & Investment Inc. ("ISI"), the Registrant's investment advisor, including their business connections during the past two years which are of a substantial nature. The address of ISI is 40 West 57th Street, 18th Floor, New York, New York 10019 and, unless otherwise indicated below, that address is the principal business address of any other company with which the directors and officers are connected.

NAME	ISI TITLE	OTHER BUSINESS CONNECTIONS
Edward S. Hyman, Jr.	Chairman, Treasurer and Assistant Secretary	Chairman/Director of International Strategy & Investment Group Inc.
R. Alan Medaugh	President	Director of International Strategy & Investment Group Inc.
Nancy Lazar	Executive Vice President, Secretary and Assistant Treasurer	Vice Chairman, Secretary and Director of International Strategy & Investment Group Inc.
James E. Moltz	Vice Chairman	None
Stephen V. Killorin	Chief Financial Officer and Chief Compliance Officer	Executive Managing Director/Chief Financial Officer and Chief Compliance Officer of International Strategy & Investment Group Inc.

ITEM 32. PRINCIPAL UNDERWRITERS

(a)
International Strategy & Investment Group Inc. (the “Underwriter”) also acts as the principal underwriter for Total Return U.S. Treasury Fund, Inc.,  ISI Strategy Fund, Inc. and North American Government Bond Fund, Inc., other registered investment companies.

(b)	The directors and officers of the Underwriter hold the following positions with the Registrant.

NAME	POSITION WITH UNDERWRITER	POSITION WITH REGISTRANT
Edward S. Hyman, Jr.	Chairman/Director	Senior Economic Advisor
Vinayak Singh	President	None
R. Alan Medaugh	Director	President and Director
Nancy R. Lazar	Vice Chairman/Secretary/ Director	Vice President
Stephen V. Killorin	Executive Managing Director/ Chief Financial Officer/ Chief Compliance Officer	Vice President and Treasurer

The address of the Underwriter and each of the individuals in the table above is 40 West 57th Street, 18th Floor, New York, New York 10019.

(c)	Not applicable

ITEM 33. LOCATION OF ACCOUNTS AND RECORDS

International Strategy & Investment Inc., 40 West 57th Street, 18th Floor, New York, New York 10019, maintains physical possession of each such account, book or other document of the Registrant, except for those maintained by the Registrant's custodian, State Street Bank and Trust Company (“State Street”), 2 Avenue de Lafayette, Boston, MA 02111; or by the Registrant's administrator, State Street Bank and Trust Company (“State Street”), 4 Copley Place, 5th floor, Boston, MA 02116; or by the Registrant’s transfer agent, dividend disbursing agent and accounting services provider, State Street Bank and Trust Company (“State Street”), 200 Clarendon Street, 16th Floor, Boston, MA 02116.

Prior to August 9, 2010, the Northern Trust Company, 50 LaSalle Street, Chicago, Illinois 60675 served as the Registrant’s custodian and Ultimus Fund Solutions, LLC (“Ultimus”), 225 Pictoria Drive, Suite 450, Cincinnati, Ohio  45246, served as the Registrant’s administrator, transfer agent, dividend disbursing agent and accounting services provider.

In particular, with respect to the records required by Rule 31a-1(b)(1), ISI and (“State Street”) each maintain physical possession of all journals containing itemized daily records of all purchases and sales of securities, including sales and redemptions of Registrant’s shares, and (“State Street”) maintains physical possession of all receipts and deliveries of securities (including certificate numbers if such detail is not recorded by the custodian or transfer agent), all receipts and disbursements of cash, and all other debts and credits.

ITEM 34.  MANAGEMENT SERVICES

None.

ITEM 35.  UNDERTAKINGS

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, (the “1933 Act”) and the Investment Company Act of 1940, as amended, the Registrant, Managed Municipal Fund, Inc. (the “Fund”) certifies that it meets all of the requirements for effectiveness of this amendment to the Fund’s registration statement under Rule 485(b) under the 1933 Act and has duly caused this amendment to its registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of New York, State of New York, on August 24th, 2010.

MANAGED MUNICIPAL FUND, INC.

By:	/s/ R. Alan Medaugh
R. Alan Medaugh, President

Pursuant to the requirements of the 1933 Act, this Registration Statement for Managed Municipal Fund, Inc. has been signed below by the following persons in the capacities on the date(s) indicated:

Signature	Title	Date

/s/ R. Alan Medaugh	Director and President	August 24, 2010
R. Alan Medaugh	(Principal Executive Officer)

/s/ Stephen V. Killorin	Treasurer (Principal Financial and Accounting Officer)	August 24, 2010
Stephen V. Killorin

*	Chairman and Director
Louis E. Levy

*	Director	/s/ Carl Frischling
W. Murray Jacques		Attorney-in-Fact*
August 24, 2010

*	Director
Edward A. Kuczmarski

INDEX TO EXHIBITS

Item 23(a)(6)	Articles Supplementary to Articles of Incorporation dated June 15, 2010

Item 23(b)(1)	Amended and Restated By-Laws dated September 23, 2010 — Filed herewith as Exhibit (b)(1)

Item 23(e)(1)(i)	Amended and Restated Distribution Agreement between Registrant and International Strategy & Investment Group, Inc.

Item 23(e)(3)	Amended Form of Shareholder Servicing Agreement

Item 23(e)(4)	Agency Distribution Agreement

Item 23(e)(5)	Agency Distribution and Shareholder Servicing Agreement

Item 23(g)(1)	Master Custodian Agreement between Registrant and State Street Bank and Trust Company

Item 23(g)(2)	Transfer Agency and Service Agreement between Registrant and State Street Bank and Trust Company

Item 23(g)(3)	Supplement to Transfer Agency and Service Agreement between Registrant and State Street Bank and Trust Company

Item 23(g)(4)	Supplement to Transfer Agency and Service Agreement between Registrant and State Street Bank and Trust Company

Item 23(h)(1)	Master Administration Agreement between Registrant and State Street Bank and Trust Company

Item 23(h)(2)	Amended and Restated Master Administration Agreement between Registrant and State Street Bank and Trust Company— Filed herewith as Exhibit (h)(2)

Item 23(i)(2)	Consent of Counsel

Item 23(j)	Consent of Independent Registered Public Accounting Firm

Item 23(m)(1)	Amended and Restated Distribution and Shareholder Service Plan

Item 23(n)(1)	Amended and Restated Multi-Class Rule 18f-3 Plan